                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[X]  Preliminary proxy statement    [ ]  Confidential, for use of the Commission
                                         only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             HIGH SPEED ACCESS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
                                 -----------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
                                                       -------------------------

     (3)  Filing Party:
                       ---------------------------------------------------------

     (4)  Date Filed:
                     -----------------------------------------------------------

                            [HIGH SPEED ACCESS LOGO]

                             10901 West Toller Drive
                            Littleton, Colorado 80127

                                July [13], 2001

Dear Stockholder:

         You are cordially invited to attend the 2001 Annual Meeting of Stockholders of High Speed Access Corp. It will be held at the Company's principal executive offices at 10901 West Toller Drive, Littleton, Colorado 80127, at 2:00 p.m., Mountain Time, on August 3, 2001.

         At the Annual Meeting, the stockholders will be asked:

         1. To elect three members of the Board of Directors to serve for a term ending in 2004, and until their successors are duly elected and qualified.

         2. To consider and vote upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

         3. To consider and vote upon a proposal to approve the adoption by the Company of the 2001 High Speed Access Corp. Employee Stock Purchase Plan.

         4. To consider and vote upon a proposal to approve an amendment to the Company's 1999 Stock Option Plan authorizing the issuance of restricted stock and increasing the number of shares of Common Stock authorized for issuance under the plan and to ratify a restricted stock grant made to the Company's President and Chief Executive Officer.

         5. To transact such other business as may properly come before the meeting and any adjournment thereof.

         The accompanying Notice of 2001 Annual Meeting of Stockholders and Proxy Statement describe the matters to be presented at the Annual Meeting.

         The Board of Directors recommends that stockholders vote in favor of the election of the nominated directors, the ratification of the selection of the Company's independent auditors, the adoption of the 2001 Employee Stock Purchase Plan and the amendment to the Company's 1999 Stock Option Plan and ratification of the restricted stock grant.

         Your vote is important. Whether or not you plan to attend the Annual Meeting, please mark, sign, date and promptly return your proxy card in the enclosed envelope as soon as possible. Stock represented by a properly executed proxy on the accompanying form will be voted and, if you have given instructions, will be voted in accordance with those instructions. In the absence of contrary instructions, proxies received by the Board of Directors will be voted FOR the election of the nominated directors, FOR the ratification of the selection of the Company's independent auditors, FOR the adoption of the 2001 Employee Stock Purchase Plan and FOR the amendment to the Company's 1999 Stock Option Plan and ratification of the restricted stock grant. If any other matters not described in the proxy statement are properly presented at the meeting, the proxies will have discretionary authority to vote your shares, and will vote your shares in accordance with the recommendations of the Board of Directors. If the meeting is adjourned, the proxies may vote your shares on the new meeting date as well unless you revoke your proxy. You may attend the Annual Meeting and vote in person even if you have previously submitted your vote.

                                            Sincerely,

                                            David A. Jones, Jr.
                                            Chairman of the Board of Directors

                             HIGH SPEED ACCESS CORP.

                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD AUGUST 3, 2001

         The 2001 Annual Meeting of Stockholders of High Speed Access Corp. (the "Company") will be held at 2:00 p.m., Mountain Time, on Friday, August 3, 2001, at the Company's principal executive offices at 10901 West Toller Drive, Littleton, Colorado 80127, for the following purposes:

                  1. To elect three members of the Board of Directors to serve for a term ending in 2004, and until their successors are duly elected and qualified;

                  2. To consider and vote upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2001;

                  3. To consider and vote upon a proposal to approve the adoption by the Company of the 2001 High Speed Access Corp. Employee Stock Purchase Plan;

                  4. To consider and vote upon a proposal to approve an amendment of the Company's 1999 Stock Option Plan authorizing the issuance of restricted stock and increasing the number of shares of Common Stock authorized for issuance under the plan and to ratify a restricted stock grant made to the Company's President and Chief Executive Officer;

                  5. To transact such other business as may properly come before the meeting and any adjournment thereof;

all as more particularly described in the accompanying proxy statement.

         The Board of Directors has fixed the close of business on June 4, 2001, as the record date for determining stockholders entitled to receive notice of and to vote at the meeting and any adjournment thereof. Only stockholders of record at the close of business at that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         All stockholders are invited to attend the Annual Meeting in person, but even if you expect to be present at the Annual Meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-paid envelope provided to ensure your representation. Stockholders attending the Annual Meeting may vote in person even if they have previously voted.

                                   By Order of the Board of Directors


                                   Charles E. Richardson III
                                   Vice President, Secretary and General Counsel


Littleton, Colorado
July [13], 2001

                             HIGH SPEED ACCESS CORP.
                             10901 West Toller Drive
                            Littleton, Colorado 80127

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD AUGUST 3, 2001


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of High Speed Access Corp., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held at 2:00 p.m., Mountain Time, on Friday, August 3, 2001, at the Company's principal executive offices at 10901 West Toller Drive, Littleton, Colorado 80127, and at any adjournment or adjournments thereof.

         Your vote is important. Please complete, date and sign the accompanying proxy card and return it in the postage-paid return envelope, which has been provided, so you can be sure your shares are represented at the Annual Meeting.

         This proxy statement and the accompanying proxy card are first being sent to stockholders of the Company on or about July [13], 2001.


                                     VOTING

         VOTING RIGHTS. You are entitled to notice of the Annual Meeting and to vote your shares of stock if our records showed that you owned your shares as of the close of business on June 4, 2001. The holders of each outstanding share of the Company's common stock, par value $0.01 per share ("Common Stock"), as of such date are entitled to one vote per share with respect to each matter to be considered at the Annual Meeting. In addition, the holders of each share of the Company's Series D Senior Convertible Preferred Stock, par value $0.01 per share ("Preferred Stock"), are entitled to one vote for each share of Common Stock into which their Preferred Stock may be converted. As of the close of business on June 4, 2001, there were a total of 58,697,128 shares of Common Stock outstanding and entitled to vote and 75,000 shares of Preferred Stock outstanding and entitled to vote. The outstanding Preferred Stock is convertible into 14,952,906 shares of Common Stock, such that a total of 73,650,034 votes are eligible to be cast at the Annual Meeting.

         USING A PROXY TO VOTE. If you hold your shares in your own name as a holder of record, you may indicate on the enclosed proxy card how you want your shares voted and sign, date and mail the proxy card in the postage-paid envelope that we have provided to you. The proxies will vote your shares in accordance with those instructions. If you give us a proxy without giving specific voting instructions, your shares will be voted by the proxies FOR the Class II director nominees, FOR ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2001, FOR the adoption of the 2001 Employee Stock Purchase Plan and FOR the amendment to the 1999 Stock Option Plan and ratification of the restricted stock grant made to the Company's President and Chief Executive Officer. We are not aware of any other matters to be presented at the Annual Meeting except for those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, the proxies will have discretionary authority to vote your shares, and will vote your shares in accordance with the recommendations of the Board of Directors. If the meeting is adjourned, the proxies may vote your shares on the new meeting date as well unless you revoke your proxy.

         If your stock is held in "street name," the broker, bank or other nominee holding your shares will send you directions you must follow in order to provide it with instructions on how to vote your shares.

         HOW TO REVOKE YOUR PROXY. If you complete and mail in the proxy card before the Annual Meeting, you may revoke the proxy at any time before it is voted. You may revoke the proxy by either (1) delivering written notice of revocation to the Secretary of the Company or (2) delivering a later dated proxy or (3) voting in person at the Annual Meeting.

         VOTES REQUIRED. To transact business at the Annual Meeting, a majority of the votes entitled to be cast by the holders of the outstanding Common Stock and Preferred Stock must be represented at the meeting in person or by proxy. If you have returned a properly executed proxy card or attend the meeting in person, the votes that you are entitled to cast will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting. A "broker non-vote" can occur if shares are held by a broker, bank or other nominee who does not have authority to vote on a particular matter. Like abstentions, broker non-votes will be counted for quorum purposes. We do not count abstentions or broker non-votes as votes cast for or against a proposal. As a result, abstentions and broker non-votes will not affect the outcome of the vote on the election of the Class II directors (Proposal 1), the proposal to ratify the selection of independent auditors (Proposal 2), the proposal to adopt the 2001 Employee Stock Purchase Plan (Proposal 3) or the proposal to amend the 1999 Stock Option Plan and ratify the restricted stock grant to the Company's President and Chief Executive Officer (Proposal 4).

         With respect to Proposal 1, assuming the presence of a quorum, the nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, will be elected directors. Holders of stock are not allowed to cumulate their votes in the election of directors.

         With respect to Proposal 2, assuming the presence of a quorum, the consideration and proposal to ratify the selection of PricewaterhouseCoopers, LLP as independent auditors will be approved if the holders of shares representing a majority of the votes cast at the meeting, in person or by proxy, vote in favor of ratification.

         With respect to Proposal 3, assuming the presence of a quorum, the consideration and adoption of the 2001 High Speed Access Corp. Employee Stock Purchase Plan will be approved if the holders of shares representing a majority of the votes cast at the meeting, in person or by proxy, vote in favor of adoption.

         With respect to Proposal 4, assuming the presence of a quorum, the amendment to the 1999 Stock Option Plan and ratification of the restricted stock grant to the Company's President and Chief Executive Officer will be approved if the holders of shares representing a majority of the votes cast at the meeting, in person or by proxy, vote in favor of amendment of the plan and ratification of the restricted stock grant.

                                 SHARE OWNERSHIP


The following table shows the number of shares of the Company's two outstanding classes of stock beneficially owned as of June 4, 2001, by each person who is known by us to own beneficially more than 5% of either class, each of the directors and nominees, each of the officers named in the Summary Compensation Table below, and all directors and executive officers as a group:

                                                            Shares of Class
                                                           Beneficially Owned
                   Name and Address of                 -------------------------
                     Beneficial Owner                    Number       Percent(1)
                   -------------------                 ----------     ----------
         PREFERRED STOCK

         Vulcan Ventures Incorporated(2)                   38,000          50.7%
            110 110th Avenue, N.E.
            Bellevue, Washington 98004
         Charter Communications Ventures, LLC(2)           37,000          49.3%
            1244 Powerscourt Drive, Suite 100
            St. Louis, Missouri 63131
         Paul G. Allen(2)                                  75,000           100%
            110 110th Avenue, N.E.
            Bellevue, Washington 98004
         William D. Savoy(3)                               38,000          50.7%
         Directors and executive officers                  38,000          50.7%
            as a group (1 person)

         COMMON STOCK

         Vulcan Ventures Incorporated(4)               27,798,278          37.7%
            110 110th Avenue, N.E.
            Bellevue, Washington 98004
         Charter Communications Ventures, LLC(4)        9,951,920          13.1%
            1244 Powerscourt Drive, Suite 100
            St. Louis, Missouri 63131
         Paul G. Allen(4)                              37,750,198          49.5%
            110 110th Avenue, N.E.
            Bellevue, Washington 98004
         Irving W. Bailey, II(5)                        1,371,263           1.9%
         Michael E. Gellert(6)                            588,916             *
         David A. Jones, Jr.(7)                           951,820           1.3%
         Jerald L. Kent(8)                                 58,375             *
         Robert S. Saunders(9)                            372,873             *
         William D. Savoy(10)                          27,837,287          37.8%
         Stephen E. Silva(11)                              60,713             *
         Daniel J. O'Brien(12)                            513,750             *
         Richard George(13)                                29,375             *
         Michael Mossman(14)                               21,873             *
         John G. Hundley(15)                               27,656             *
         George E. Willett(16)                            105,790             *

         Directors and executive officers              32,090,456          43.1%
            as a group (14 persons)(17)

----------
*Less than 1%

(1) Based on 75,000 shares of Preferred Stock outstanding as of June 4, 2001, and 58,697,128 shares of Common Stock outstanding as of June 4, 2001. For the purpose of computing the number and percentage of outstanding shares of Common Stock held by each person as of June 4, 2001, the 14,952,906 shares of Common Stock into which the 75,000 outstanding shares of Preferred Stock may be converted are deemed to be outstanding. Shares which a person has the right to acquire pursuant to options or warrants within sixty days after June 4, 2001, are deemed to be outstanding for the purposes of computing the percentage for such person but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(2) Based on information set forth in Schedule 13D (Amendment No. 4) filed on December 13, 2000, by Vulcan Ventures Incorporated ("Vulcan"), Charter Communications Ventures, LLC ("Charter Ventures"), Charter Communications Holdings, LLC, Charter Communications Holding Company, LLC, Charter Communications, Inc. ("Charter Communications") and Paul
         G. Allen, the sole shareholder of Vulcan and the Chairman of Charter Communications. Mr. Allen's reported holdings include the shares held by both Vulcan and Charter Ventures.

(3) Consists of 38,000 shares held of record by Vulcan, of which Mr. Savoy is President.

(4) Based on information set forth in Schedule 13D (Amendment No. 4) filed on December 13, 2000, by Vulcan, Charter Ventures, Charter Communications and Paul G. Allen, the sole shareholder of Vulcan and the Chairman of Charter Communications. Information on the number of warrants held by Charter Communications and the number of shares of Common Stock into which the outstanding shares of Preferred Stock may be converted is based on the Company's records. Vulcan's reported holdings include 7,576,139 shares of Common Stock which may be acquired upon the conversion of 38,000 shares of Preferred Stock held by Vulcan. Vulcan's reported holdings do not include any shares held by Charter Ventures or Charter Communications. Charter Ventures' reported holdings consist of 7,376,767 shares of common stock which may be acquired upon the conversion of 37,000 shares of Preferred Stock held by Charter Ventures and 2,575,153 shares of common stock which Charter Communications, an affiliate of Charter Ventures, has the right to acquire upon the exercise of outstanding warrants. Mr. Allen's reported holdings include the shares reported as held by both Vulcan and Charter Ventures.

(5) Includes 4,800 shares held by Mr. Bailey's wife, 19,000 shares held by the Beauregard Foundation, of which Mr. Bailey is President, and 41,463 shares that Mr. Bailey may acquire upon exercise of options exercisable within 60 days of June 4, 2001.

(6) Includes 173,515 shares held by Mr. Gellert's wife and 50,375 shares that Mr. Gellert may acquire upon exercise of options exercisable within 60 days of June 4, 2001.

(7) Includes 1,540 shares held by Mr. Jones' wife as custodian under the Uniform Gift to Minors' Act, and 39,009 shares that Mr. Jones may acquire upon exercise of options exercisable within 60 days of June 4, 2001.

(8) Includes 50,375 shares that Mr. Kent may acquire upon exercise of options exercisable within 60 days of June 4, 2001. Does not include warrants to acquire 2,575,153 shares held by Charter Communications, Inc. of which Mr. Kent is the President and CEO. Mr. Kent disclaims beneficial ownership of the warrants held by Charter Communications, Inc.

(9) Includes 115,526 shares held by Saunders Capital, LLC, of which Mr. Saunders is president, 98,834 shares held by Saunders Capital Profit Sharing Plan, 400 shares held by Mr. Saunders' wife, 1,500 shares held by Mr. Saunders' children and 39,009 shares that Mr. Saunders may acquire upon exercise of options exercisable within 60 days of June 4, 2001.

(10) Consists of 39,009 shares that Mr. Savoy may acquire upon exercise of options exercisable within 60 days of June 4, 2001, and 27,798,278 shares reported as held by Vulcan, of which Mr. Savoy is the President.

(11) Includes 41,463 shares that Mr. Silva may acquire upon exercise of options exercisable within 60 days of June 4, 2001. Does not include warrants to acquire 2,575,153 shares held by Charter Communications, Inc. of which Mr. Silva is Senior Vice President. Mr. Silva disclaims beneficial ownership of the warrants held by Charter Communications, Inc.

(12) Includes 200,000 shares of restricted stock subject to forfeiture and 293,750 shares that Mr. O'Brien may acquire upon exercise of options exercisable within 60 days of June 4, 2001.

(13) Consists of 29,375 shares that Mr. George may acquire upon exercise of options exercisable within 60 days of June 4, 2001.

(14) Consists of 21,873 shares that Mr. Mossman may acquire upon exercise of options exercisable within 60 days of June 4, 2001.

(15) Includes 1,230 shares held by Mr. Hundley's wife, 765 shares held by Mr. Hundley as custodian under the Uniform Gift to Minors Act and 22,281 shares that Mr. Hundley may acquire upon exercise of options exercisable within 60 days of June 4, 2001.

(16) Includes 104,140 shares that Mr. Willett may acquire upon exercise of options exercisable within 60 days of June 4, 2001.

(17) Includes shares of restricted stock and shares that the directors and executive officers may acquire upon exercise of options exercisable within 60 days of June 4, 2001.


                   PROPOSAL 1: ELECTION OF CLASS II DIRECTORS

CLASS II DIRECTORS TO BE ELECTED

         Our Certificate of Incorporation divides the Board of Directors into three classes. Each class serves a three-year term and only one class is elected at each annual meeting of stockholders. Class II directors are to be elected this year.

         At the Annual Meeting, three directors are to be elected in Class II, with a term to expire at the annual meeting of stockholders to be held in 2004. The Board of Directors has nominated Michael E. Gellert, Jerald L. Kent and Daniel J. O'Brien for election as directors in Class II. Each of these individuals is currently serving as a director in Class II. Following the election of Class II directors at the Annual Meeting, the Board of Directors will consist of eight members, with three directors serving in each of Class II and Class III and two directors serving in Class I.

         The Board of Directors has no reason to believe that any nominee for Class II director will not be available for election. However, if any of the nominees becomes unavailable for election, and unless authority is withheld, the holders of the proxies solicited hereby will vote for such other individual(s) as the Board of Directors may recommend.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES FOR CLASS II DIRECTORS NAMED ABOVE.


INFORMATION ABOUT OUR DIRECTORS AND NOMINEES

         The following biographies show the age and principal occupation during the past five years of each of our directors, the date the director was first elected to the Board of Directors and any directorships held by the director with any other public company or registered investment company. Ages are shown as of June 4, 2001.

CLASS II DIRECTORS/NOMINEES (TO SERVE UNTIL THE ANNUAL MEETING HELD IN 2004):

         Michael E. Gellert, 69, has been a director of the Company since April 1998. Since 1967, Mr. Gellert has served as a General Partner of Windcrest Partners, a private investment company. Mr. Gellert is a director of Devon Energy Corp., Six Flags, Inc., Humana Inc., Seacor Smit Inc., Smith Barney World Funds, Smith Barney Worldwide Securities Ltd. and Smith Barney Worldwide Special Fund NV.

         Jerald L. Kent, 44, has been a director of the Company since January 1999. Mr. Kent is the President, Chief Executive Officer and a director of Charter Communications, Inc., and has served in various executive capacities at Charter Communications since 1993. Mr. Kent is also a director of Cable Television Laboratories, Inc., Digeo Inc., Com21, Inc. and C-Span.

         Daniel J. O'Brien, 42, the Company's President and Chief Executive Officer, has been a director since September 2000. Mr. O'Brien joined the Company as Chief Operating Officer in October 1999 and was named President in November 1999 and Chief Executive Officer in February 2000. From 1995 to October 1999, Mr. O'Brien was President and Chief Operating Officer of Primestar, Inc. and previously served as President of Time Warner Satellite Services.

CLASS III DIRECTORS (TERMS EXPIRING AT THE ANNUAL MEETING HELD IN 2002):

         David A. Jones, Jr., 43, has served as Chairman of the Board and a director of the Company since April 1998. Since 1994, Mr. Jones has been Chairman of Chrysalis Ventures, a private equity management firm. Mr. Jones also serves as Vice Chairman and a director of Humana, Inc., and as a director of MidAmerica Bancorp, Inc. and TeleCorp PCS, Inc.

         Robert S. Saunders, 49, has served as Vice Chairman of the Board and a director of the Company since April 1998. Mr. Saunders has been Senior Managing Director of Chrysalis Ventures, a private equity management firm, since 1997. From 1993 to 1997, Mr. Saunders served as Managing Director and Chief Planning Officer for Providian Capital Management.

         William D. Savoy, 36, has served as a director of the Company since January 1999. Mr. Savoy currently serves as President of Vulcan Ventures Incorporated, and has served as President of Vulcan Northwest, Inc. since January 1990. Mr. Savoy is a director of Charter Communications, drugstore.com, InfoSpace, Inc., Metricom, Inc., Telescan, Inc., USA Networks, Inc., Peregrine Systems, Inc. and RCN Corporation.

CLASS I DIRECTORS (TERMS EXPIRING AT THE ANNUAL MEETING HELD IN 2003):

         Irving W. Bailey, II, 59, has been a director of the Company since April 1998. Mr. Bailey currently serves as President of Bailey Capital Corporation, a private investment company, and has held this position since 1997. He also served in various executive capacities with Providian Corporation from 1981 to 1997, including as Chairman and Chief Executive Officer from 1988 to 1997. Mr. Bailey is also a director of Computer Sciences Corporation.

         Stephen E. Silva, 41, has been a director of the Company since January 1999. Since September 1999, Mr. Silva has served as Senior Vice President, Corporate Development and Technology of Charter Communications, Inc. Mr. Silva joined Charter Communications in April 1995 and during that time has served as Director of Billing Services, Vice President - Information Services, and Vice President - Corporate Development and Technology. Mr. Silva is also a director of Diva Systems Corporation.

COMMITTEES OF THE BOARD AND MEETINGS

         The Board of Directors held 12 meetings during 2000. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and the committees of the Board of Directors on which such director served, with the exceptions of Mr. Kent and Mr. Silva. The Board of Directors has established a Compensation Committee and an Audit Committee. The Board of Directors has not established a nominating committee. Each of the Compensation and Audit Committees is responsible to the full Board of Directors. The functions performed by these committees are summarized below:

         Compensation Committee. The Compensation Committee reviews and approves the compensation of the Company's officers, reviews and administers the Company's stock option plans for employees and makes recommendations to the Board of Directors regarding such matters. The members of the Compensation Committee are Mr. Saunders, Chairman, and Messrs. Bailey, Gellert, Jones and Silva. The Compensation Committee met 12 times in 2000.

         Audit Committee. The Audit Committee makes recommendations to the Board of Directors regarding the selection and retention of the independent auditors, reviews the scope and results of the audit and reports the results to the Board of Directors. In addition, the Audit Committee reviews the adequacy of internal accounting, financial and operating controls and reviews the Company's financial reporting compliance procedures. In June 2000, the Board of Directors adopted a written charter for the audit committee. A copy of the audit committee charter is attached as Appendix A to this proxy statement. Other than Jerald L. Kent, all of the members of the Audit Committee are "independent" as defined in the National Association of Securities Dealers' listing standards. Mr. Kent is not deemed "independent" because he is an executive officer of Charter Communications, and the Company received in excess of 5% of its fiscal year 2000 consolidated gross revenues from Charter Communications. Considering his extensive accounting experience and his current position as chief executive officer of a public company, the Board of Directors determined that Mr. Kent's membership on the Audit Committee is required by the best interests of the Company and its stockholders. The members of the Audit Committee are Mr. Bailey, Chairman, and Messrs. Gellert, Jones, Saunders and Kent. The Audit Committee met five times in 2000.

                             AUDIT COMMITTEE REPORT

         In connection with its responsibilities under its charter, the Audit
Committee:

         o Reviewed and discussed with management the audited financial statements for the year ended December 31, 2000;

         o Discussed with the independent auditors the matters required to be discussed by AICPA Statement on Auditing Standards No. 61 (required communication by external auditors with audit committees);

         o Received from the independent auditors written disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1 and discussed with the auditors the auditors' independence; and

         o Recommended, based on the review and discussion noted above, to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                  Submitted by,

                         Irving W. Bailey, III, Chairman
                               Michael E. Gellert
                               David A. Jones, Jr.
                                 Jerald L. Kent
                               Robert S. Saunders


DIRECTOR COMPENSATION

         Directors do not currently receive cash compensation for service on the Board of Directors or any committee of the Board of Directors, but directors may be reimbursed for their reasonable expenses incurred in connection with attendance at Board of Directors and committee meetings.

         Directors who are not employees of the Company or its subsidiaries receive automatic grants of stock options under our 1999 Non-Employee Director Stock Option Plan. Under the plan, each non-employee director received an option to purchase 11,625 shares of Common Stock in January 2000. Such options were granted at fair market value on the date of grant and vest ratably over the grantee's remaining term as a director. The plan provides for grants on the first business day of each subsequent year to non-employee directors (who have served for at least six months as a director) of an option to purchase an additional 11,625 shares of Common Stock. All of such options granted to non-employee directors have an exercise price equal to the fair market value of the common stock on the grant date, vest ratably over the grantee's remaining term as a director and have a term of ten years.

EXECUTIVE OFFICERS

         The following table sets forth certain information concerning our executive officers other than Mr. O'Brien, our President and Chief Executive Officer (for whom information is set forth with the information concerning our directors). The executive officers serve at the pleasure of the Board of Directors and the Chief Executive Officer.

Name                         Age             Positions with the Company
----                         ---             --------------------------
Gregory G. Hodges            42    Chief Operating Officer
George E. Willett            39    Chief Financial Officer
Charles E. Richardson III    47    Vice President, General Counsel and Secretary


         Gregory G. Hodges has been Chief Operating Officer of the Company since October 2000. From 1993 to October 2000, Mr. Hodges was a financial and general business consultant. During this time, he functioned as interim chief operating officer and interim chief financial officer for Hardy Petroleum, Inc, and QuickPen International Corp. He also functioned as interim chief executive officer and interim chief financial officer of The Quest Alliance.

         George E. Willett was appointed as Chief Financial Officer of the Company in June 1998. From 1997 to 1998, Mr. Willett served as Chief Financial Officer of American Pathology Resources, Inc. and, from 1994 to 1998, as Chief Financial Officer of Regent Communications, Inc., a radio station holding company.

         Charles E. Richardson III has served as Vice President, General Counsel and Secretary of the Company since December 2000. From August 2000 to December 2000, Mr. Richardson served as General Counsel and Chief Administration Officer of Digital Chainsaw, Inc. and from January 2000 to August 2000 he served as Executive Vice President and General Counsel of Digital Chainsaw, Inc. From 1997 to January 2000, Mr. Richardson served as Risk Manager (1997), Assistant General Counsel (1998) and General Counsel and Chief Legal Officer (1999-2000) of Birmingham Steel Corporation. From 1996 to 1997, Mr. Richardson was a Research Scholar at Yale University and Berkeley Episcopal Divinity School.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth, for the periods indicated, the compensation received by our Chief Executive Officer and the other four most highly compensated officers of the Company based on salary and bonus for the year ended December 31, 2000 (the "Named Officers"):

                                                                          Long-Term Compensation
                                                                                  Awards
                                                                       ---------------------------
                                            Annual Compensation                        Securities
           Name and                      -------------------------      Restricted     Underlying         All Other
     Principal Position        Year       Salary          Bonus(1)     Stock Awards    Options (#)    Compensation($)
     ------------------        ----      --------         --------     -------------   -----------    ---------------
Daniel J. O'Brien              2000      $412,500       $250,000(2)     $518,760(3)      850,000          $2,265(4)
  President and Chief          1999        75,000(5)          --                         750,000           1,719(4)
  Executive Officer

Richard George                 2000       150,000        105,537              --          57,500              --
  Chief Operating Officer,
  HSA International, Inc.

Michael Mossman                2000       175,625          69,016             --          37,501              --
  Chief Services Officer

George E. Willett              2000       135,208         105,000             --          29,063              --
  Chief Financial Officer      1999       103,529          51,562             --          77,500              --

John G. Hundley                2000       135,208          91,678             --          22,500              --
  Senior Vice President,       1999       103,529          51,562             --          45,500              --
  Business Development

---------

     (1) Amount shown for 2000 includes bonuses earned for fiscal year 2000 and paid in fiscal year 2001.

     (2) Amount shown for 2000 includes a $250,000 bonus paid in October 2000 per Mr. O'Brien's Employment Agreement dated November 10, 2000.

     (3) The value of the restricted stock award to Mr. O'Brien is calculated based on the closing sales price of the Company's common stock as reported on the Nasdaq National Market on the date of grant. The value of the shares was $212,500 based on the fair market value of the Company's common stock as of December 29, 2000 (the last trading day of the year). The shares will vest on June 6, 2003 if Mr. O'Brien is still employed by the Company on said date. Although the Company does not presently pay cash dividends with respect to its common stock, Mr. O'Brien will receive any cash dividends which are paid with respect to such shares.

     (4) Represents insurance premiums paid by the Company during 2000 and 1999 with respect to term life insurance for the benefit of Mr. O'Brien.

     (5) Amount shown for 1999 for Mr. O'Brien represents base salary paid after he commenced employment with the Company on October 1, 1999.

OPTION GRANTS IN 2000

         The following table provides information with respect to the Named Officers concerning options granted during 2000:


                       Number of      Percent of                                Potential Realized Value at
                      Securities        Total                                   Assumed Annual Rates of Stock
                      Underlying       Options                                  Price Appreciation for Option
                       Options        Granted to      Exercise                              Term (3)
                       Granted        Employees        Price        Expiration  ------------------------------
Name                   (#)(1)          in 2000      ($/share)(2)       Date          5%                10%
----                  ----------      ----------    ------------    ----------  -----------        -----------
Daniel J. O'Brien       850,000          15.6%         $ 2.88        11/09/10    $1,512,482        $3,571,751

Richard George           20,000           0.4%          20.75        02/07/10       232,153           568,642

                         37,500           0.7%           7.88        06/06/10       172,777           416,259

Michael Mossman          37,501           0.7%           7.88        06/06/10       172,781           416,270

George E. Willett        29,063           0.5%           7.88        06/06/10       133,904           322,606

John G. Hundley          22,500           0.4%           7.88        06/06/10       103,666           249,755

---------

     (1) Represents options granted under the 1999 Stock Option Plan. Each option granted has a term of 10 years. Options granted under the 1999 Stock Option Plan prior to June 6, 2000, vest and become exercisable at the rate of 25% per year of employment completed from the date of grant. Options granted under the 1999 Stock Option Plan on June 6, 2000, and thereafter, vest and become exercisable at the rate of 6.25% for every three months of employment completed from the date of grant.

     (2) All options were granted at the closing sales price for the common stock as reported on the Nasdaq National Market on the date of grant.

     (3) The dollar amounts under these columns are the results of calculations at the 5% and 10% rates required by applicable regulations of the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the common stock price. Assumes all options are exercised at the end of their respective terms. Actual gains, if any, on stock options exercised depends on the future performance of the common stock and overall market conditions, as well as the optionee's continued employment through the vesting period. The amounts reflected in this table may not be achieved.

AGGREGATED OPTION EXERCISES IN 2000 AND FISCAL YEAR-END OPTION VALUES

         The following table provides information on the year-end values of unexercised options for the Named Officers. No Named Officer exercised stock options during the year ended December 31, 2000.

                             Number of Securities Underlying
                               Unexercised Options at Fiscal     Value of Unexercised Options at
                                        Year-End(#)                    Fiscal Year-End (1)
                             -------------------------------     -------------------------------
      Name                   Exercisable       Unexercisable     Exercisable       Unexercisable
      ----                   -----------       -------------     -----------       -------------
      Daniel J. O'Brien        187,500           1,412,500              --               --
      Richard George            12,187              75,313              --               --
      Michael Mossman           17,186              70,315              --               --
      George E. Willett         90,819              54,494         $15,984               --
      John G. Hundley           10,312              42,188              --               --

---------

(1) Based on the market value of the underlying securities of $1.0625 at December 31, 2000 minus the exercise price of the options.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL
ARRANGEMENTS

         The Company entered into a new employment agreement with Daniel J. O'Brien, the Company's President and Chief Executive Officer, as of November 10, 2000. Under this agreement, Mr. O'Brien is entitled to a base salary of $41,667 per month, which may be increased from time to time by the directors. Mr. O'Brien also received a $250,000 cash bonus on October 1, 2000 and a $250,000 cash bonus in April 2001 pursuant to the employment agreement. Under the agreement, during fiscal year 2000, Mr. O'Brien received options to acquire a total of 850,000 shares of Common Stock in 2000, and will receive options to acquire 100,000 shares of Common Stock on each of October 1, 2001 and October 1, 2002. All of the options have an exercise price equal to the fair market value on the date of grant and vest over a period of four years. The agreement provides that if Mr. O'Brien's employment is terminated or constructively terminated without cause within 12 months after a change in control, his options will vest immediately upon his termination.

         Under the employment agreement, the Company agreed to purchase and maintain a $2,000,000 term life insurance policy payable to Mr. O'Brien's beneficiary on his death and to reimburse Mr. O'Brien up to $5,000 annually for financial and tax planning expenses. In addition, Mr. O'Brien may participate in any retirement, medical, dental and welfare plans, life and disability insurance coverages and other benefit plans afforded to employees by the Company.

         Under the employment agreement, Mr. O'Brien's employment with the Company is "at-will" and may be terminated by either party at any time, with or without cause. If Mr. O'Brien's employment with the Company is terminated or constructively terminated by the Company without cause, Mr. O'Brien will be entitled to twelve months severance benefits provided that Mr. O'Brien complies with his non-competition obligations under the agreement. The Compensation Committee of the Board of Directors has approved an amendment to Mr. O'Brien's employment agreement that will provide for severance benefits, if his employment with the Company is terminated or constructively terminated by the Company without cause, consisting of 24 months base salary, two times his fiscal year 2000 bonus paid in 2001 and an off-site office and secretarial support at the Company's expense for 12 months following his separation from the Company. Under the terms of the amendment approved by the Compensation Committee, during the 60-day period following the date 12 months after a change in control, Mr. O'Brien can voluntarily terminate his employment with the Company and receive the severance benefits set forth above.

         Under a Restricted Stock Agreement between the Company and Mr. O'Brien, Mr. O'Brien received 200,000 shares of restricted stock in 2000. The restrictions lapse on June 6, 2003 if Mr. O'Brien is still employed by the Company on that date. The restrictions will lapse immediately if Mr. O'Brien's employment is terminated or constructively terminated within 12 months after a change in control (as defined in the agreement). Under the terms of the amendment to Mr. O'Brien's employment agreement approved by the Compensation Committee, the restrictions on all of Mr. O'Brien's restricted stock will lapse immediately if he is involuntarily or constructively terminated at any time following a change in control, notwithstanding the terms of the restricted stock agreements pursuant to which they were granted. In addition, subject to stockholder approval of the amendments to the 1999 Stock Option Plan, the amendment to Mr. O'Brien's employment agreement approved by the Compensation Committee entitles Mr. O'Brien to an additional grant of 1,000,000 shares of restricted stock.

         The Company also entered into an Amended and Restated Stock Option Agreement with Mr. O'Brien with respect to the option to acquire 750,000 shares that Mr. O'Brien received in 1999. These options vest over a four-year period and their exercise price is equal to the fair market value of the shares on the date of grant. The agreement provides that if Mr. O'Brien is terminated or constructively terminated by the Company without cause within the 12-month period following a change in control (as defined in the agreement), the options will vest immediately. Under the terms of the amendment to Mr. O'Brien's employment agreement approved by the Compensation Committee, all of Mr. O'Brien's options will vest immediately if he is involuntarily or constructively terminated at any time following a change in control, notwithstanding the terms of the option agreements pursuant to which they were granted.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee is composed of five directors who are not employees of the Company or any of its subsidiaries. The current members of the Committee are Mr. Bailey, Mr. Gellert, Mr. Jones, Mr. Saunders and Mr. Silva. No interlocking relationship exists between the Board of Directors or Compensation Committee and the Board of Directors or compensation committee of any other company, nor has such interlocking relationship existed in the past.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee (the "Committee") of the Board of Directors administers the Company's executive compensation program. The Committee reviews, recommends and approves changes to the Company's compensation policies and programs, makes recommendations to the Board of Directors as to the amount and form of executive officer compensation, and administers the Company's stock option plans.

         General Compensation Philosophy. The compensation programs of the Company are designed to directly align compensation with Company performance and increases in stockholder value as measured by the Company's stock price and to enable the Company to attract, retain and reward executives and employees needed to accomplish the Company's goals. The Committee believes that executive pay should be linked to overall Company performance. Therefore, the

Company provides an executive compensation program which includes base pay, long-term incentive opportunities through the use of stock options and, in some cases, cash bonuses.

         Base Salary. Base salary is designed primarily to be competitive with base salary levels in effect at high technology companies that are of comparable size to the Company and with which the Company competes for executive personnel. Base salary is set annually based on job-related experience, individual performance and pay levels of similar positions at comparable companies. Salaries for executive officers for 2000 were generally determined on an individual basis by evaluating each executive's scope of responsibility, performance, prior experience and salary history, as well as salaries for similar positions at comparable companies.

         Cash Performance Awards. Cash performance awards, such as bonuses, are tied to the achievement of performance goals, financial or otherwise, established by the Committee. The Company had no formal management incentive plan in 2000. To the extent that bonuses were paid to executive officers in 2000, the Committee considered several factors including the position held by the executive to whom the bonus was paid, total compensation paid by comparable companies to similarly situated executives, the performance of the executive, and the growth and success of the Company. In 2000, the Company also provided cash awards targeted to provide competitive levels of total cash compensation based on the degree of achievement of Company financial and operational performance measures.

         Stock Options. In order to link the interests of the Company's stockholders and senior management, the Company maintains stock option plans. The Company believes that the practice of granting stock options is critical to retaining and recruiting the key talent necessary at all employee levels to ensure the Company's success. Stock options generally have value for executive officers only if the price of the Company's common stock increases above the fair market value of a share of common stock on the grant date and the officer remains in the Company's employ for the period required for the options granted to such person to vest.

         The number of shares subject to stock options granted is within the discretion of the Committee. In determining the size of stock option grants, the Committee considers the officer's responsibilities, the expected future contribution of the officer to the Company's performance and the number of shares which continue to be subject to vesting under outstanding options. For 2000, options were granted to the executive officers based on their positions and a subjective assessment of individual performances. In addition, options were granted to certain executive officers as incentives for them to become employees or to aid in their retention. Stock options typically have been granted to executive officers when the executive first joins the Company. However, the Committee has made, and may make in the future, special option grants in order to retain employees (including executive officers) whose options are underwater due to the recent downturn in the stock market. In addition, at the discretion of the Committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company's common stock. In the aggregate, the Company's Named Officers received options to purchase a total of 996,564 shares, or 18.3% of the total options granted to employees for 2000. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of the Company's common stock on the date of grant.

         Compensation for the Chief Executive Officer. Mr. O'Brien's base salary and long term incentive awards for 2000 were determined by the Committee in connection with the original and new employment agreements entered into between the Company and Mr. O'Brien. The committee believes that the employment agreement terms are in a manner consistent with the factors described above for all executive officers.

         Internal Revenue Code Section 162(m) Limitation. Section 162(m) of the Internal Revenue Code imposes a limit, with certain exceptions, on the amount that a publicly held corporation may deduct in any year for the compensation paid or accrued with respect to its five most highly compensated executive officers. In general, it is the Committee's policy to qualify, to the maximum extent possible, executives' compensation for deductibility under applicable tax laws.

                             Compensation Committee

                              Irving W. Bailey, II
                               Michael E. Gellert
                               David A. Jones, Jr.
                               Robert S. Saunders
                                Stephen E. Silva

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Paul G. Allen, the sole stockholder of Vulcan Ventures Incorporated ("Vulcan") and the Chairman of Charter Communications Ventures, LLC and Charter Communications, Inc., beneficially owns approximately 49.5% of the Common Stock (including conversion rights and outstanding warrants exercisable within 60 days after June 4, 2001) and 100% of the Preferred Stock. Vulcan beneficially owns approximately 37.8% of the Common Stock (including conversion rights) and 50.7% of the Preferred Stock. Mr. Savoy, a director of the Company, is the President of Vulcan and a director of Charter Communications, Inc. Mr. Kent, a director of the Company, is the President, Chief Executive Officer and a director of Charter Communications, Inc. Mr. Silva, a director of the Company, is the Senior Vice President - Corporate Development and Technology, of Charter Communications, Inc.

         In November 1998, the Company entered into a systems access and investment agreement with Vulcan and Charter Communications, a programming content agreement with Vulcan and related network services agreement with Charter. Under the agreements, the Company agreed to pay Charter 50% of the Company's gross revenues for cable modem access services provided in Charter cable systems, 15% of gross revenues for dial up access services and 50% of gross revenues for all other optional services. In addition, if the Company sells equipment to a subscriber, the Company pays Charter 50% of the gross profit the Company receives from the sale. In 2000, the Company paid Charter $2.6 million under these agreements.

         In May 2000, the Company entered into a network services agreement with Charter Communications under which the Company provides customer service, network operating, monitoring and certain other services to Charter cable systems containing not less than 5,000,000 homes passed. The agreement is for a five-year term renewable for additional five-year terms at Charter's option. In 2000, the Company received payments totaling $1.0 million under the Agreement. With respect to each home passed, launched or intended to be launched on or before the second anniversary date of the May 2000 network services agreement, the Company will pay Charter, at Charter's option, a launch fee of $3.00 per home passed committed. In 2000, the Company paid $3.8 million in launch fees to Charter.

         In connection with the May 2000 network services agreement, the Company and Charter entered into an amended and restated warrant under which Charter may purchase up to 12,000,000 shares of the Company's common stock at an exercise price of $3.23 per share and which terminated two warrants that had been issued to Charter in November 1998. The new warrant becomes exercisable at the rate of
1.55 shares for each home passed committed to the Company by Charter (in excess of 750,000 homes passed, which threshold has been met) under the network services agreement entered into by Charter and the Company in November 1998. The warrant also becomes exercisable at the rate of .775 shares for each home passed committed to the Company by Charter under the network services agreement entered into in May 2000 for up to 5,000,000 homes passed, and at a rate of 1.55 shares for each home passed in excess of 5,000,000. Charter also has the opportunity to earn additional warrants to purchase shares of the Company's common stock upon any renewal of the May 2000 agreement. Such a renewal warrant will have an exercise price of $10 per share and will be exercisable to purchase one-half of a share for each home passed in the systems for which the May 2000 agreement is renewed. The Company's significant commercial relationship with Charter means that Charter's interests are not necessarily aligned with those of the Company's other stockholders.

         Additionally, the Company recognized revenue of $0.6 million from Charter, representing engineering and other network related fees. The Company also accrued $1.9 million of reimbursable operating expenses, primarily connectivity costs for network services systems. In addition, Charter purchased from the Company network services equipment and reimbursed the Company for operating expenses in these systems for a total of $3.1 million. Charter paid a total of $3.9 million for these items in 2000.

         Pursuant to the programming content agreement with Vulcan, Vulcan has the right to require the Company to carry, on an exclusive basis in all cable systems the Company serves, content it designates. Vulcan content may include start-up and related web pages, electronic programming guides, other multimedia information and telephony services. The Company will not share in any revenues Vulcan may earn through the content or telephony services it provides. Vulcan has the right to prohibit the Company from providing content or telephony services that compete with Vulcan content. Vulcan's ability to prohibit the Company from providing content and telephony services means that Vulcan's interests are not necessarily aligned with those of the Company's other stockholders.

         In October 2000, the Company entered into a stock purchase agreement with Vulcan and Charter Communications Ventures, LLC for the sale of 75,000 shares of the Preferred Stock. Vulcan purchased 38,000 shares for a purchase price of $38,000,000 and Charter Communications Ventures purchased 37,000 shares for a purchase price of $37,000,000. Each share of Preferred Stock has a liquidation preference of $1,000 plus the amount of all declared but unpaid dividends on the Preferred Stock. Each share of Preferred Stock may be converted into that number of shares of the Common Stock calculated by dividing the liquidation preference by the conversion price per share. The conversion price per share is subject to adjustment in the event of dividends, distributions or certain other corporate events. As of June 4, 2001, each share of Preferred Stock could be converted into approximately 199.37 shares of Common Stock. With respect to matters submitted to a vote of the stockholders, the holders of the Preferred Stock have the right to one vote for each share of Common Stock into which their Preferred Stock may be converted. In addition, so long as Charter and Vulcan beneficially own a certain percentage of the Preferred Stock and the Common Stock, they have the right to elect, voting as a separate class, that number of directors equal to the product of the total number of directors on the Board of Directors multiplied by the percentage of the Common Stock owned by Charter and Vulcan collectively.

STOCK PRICE PERFORMANCE GRAPH

         The following graph compares the Company's cumulative total stockholder return on its Common Stock during a period beginning June 4, 1999, when shares of Common Stock of the Company were first registered under Section 12(g) of the Securities and Exchange Act of 1934, and ending on December 31, 2000 (as measured by dividing (a) the difference between the Company's share price at the end and the beginning of the measurement period; by (b) the share price at the beginning of the measurement period), with the cumulative total return of the Nasdaq (US) Index and the Morgan Stanley High Technology Index during such period, assuming a $100 investment on June 4, 1999. It should be noted that the Company has not paid any dividends on the Common Stock, and no dividends are included in the representation of the Company's performance. The stock price performance shown on the graph is not necessarily indicative of future price performance.


                                    [GRAPH]


Total Returns Index for:                 6/4/99    12/31/99    12/31/00
---------------------------              ------    --------    --------
High Speed Access Corp.                   100.0       87.0         5.0
Nasdaq (US) Index                         100.0      164.0       100.0
Morgan Stanley High Technology Index      100.0      175.0       127.0

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers and directors are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed. Based solely upon review of copies of such forms, or written representations that there were no unreported holdings or transactions, the Company believes that for the fiscal year ending December 31, 2000 all Section 16(a) filing requirements applicable to its current officers and directors were complied with on a timely basis. Ferris Peery and Cheryl Rowles-Stokes, former employees of the Company who were Section 16(a) reporting persons prior to the termination of their employment, made late Form 5 filings for the year ended December 31, 2000.

                PROPOSAL 2: RATIFICATION OF SELECTION OF AUDITORS

         PricewaterhouseCoopers LLP, independent accountants, served as the Company's auditors for fiscal year 2000. Upon recommendation of the Audit Committee and subject to ratification by the stockholders, the Board of Directors has appointed PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2001. Representatives of PricewaterhouseCoopers LLP will be in attendance at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

AUDIT FEES

         PricewaterhouseCoopers LLP billed the Company an aggregate amount of $122,790 for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for fiscal year 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

         PricewaterhouseCoopers LLP neither rendered nor billed the Company for professional services including supervising the operation of the Company's information systems and design or implementation of hardware or software to aggregate source data underlying the Company's financial statements during fiscal year 2000.

ALL OTHER FEES

         PricewaterhouseCoopers LLP billed the Company an aggregate amount of $33,250 for professional services during fiscal year 2000, excluding amounts billed in connection with audit services and financial information systems design implementation. This amount includes fees billed in fiscal year 2000 for services rendered in connection with miscellaneous tax consulting and review of tax returns, assistance with due diligence for the acquisition of Digital Chainsaw, review of the Form S-8 filed in connection with the acquisition of Digital Chainsaw and review of the Form S-8 filed in connection with the 1999 Stock Option Plan. The Audit Committee, in conducting its review of auditor independence, considered whether the performance of services by the independent accountants in addition to their audit services was compatible with maintaining the independence of PricewaterhouseCoopers LLP as auditors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE INDEPENDENT AUDITORS.

            PROPOSAL 3: ADOPTION OF 2001 EMPLOYEE STOCK PURCHASE PLAN


         In May 2001, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the High Speed Access Corp. 2001 Employee Stock Purchase Plan (the "ESP Plan"). A summary of the ESP Plan is set forth below. The summary is qualified in its entirety by reference to the complete text of the ESP Plan which is attached to this proxy statement as Appendix B.

         The ESP Plan's purpose is to enhance the proprietary interest of the employees of the Company and its participating subsidiaries through ownership of the Company's Common Stock. The plan will be administered by the Compensation Committee of the Board of Directors (the "Committee") unless the Board of Directors otherwise directs. The Committee has authority to interpret and construe the provisions of the plan, to adopt rules and regulations for its administration, and to make all other determinations necessary or advisable for its administration, including selecting an administrator to operate, perform day-to-day administration, and maintain records of the plan.

         A maximum of 2,000,000 shares of Common Stock are available for purchase under the ESP Plan, subject to appropriate adjustment for stock dividends, stock splits or combinations of shares, recapitalization or other changes in the Company's capitalization.

         All employees of the Company or its participating subsidiaries who are regularly scheduled to work at least 20 hours each week and at least five months each calendar year may participate in the ESP Plan. As of June 4, 2001, approximately 670 persons were eligible to participate in the ESP Plan. The ESP Plan will become effective on a date to be determined by the Committee, provided that the ESP Plan must become effective within 12 months following the date it is approved by the Company's stockholders.

DESCRIPTION OF THE PLAN

         On the first trading day of each three-month offering period each eligible employee is granted an option to purchase on the last day of the offering period (the "Purchase Date") at the price described below (the "Purchase Price") the number of full shares of Common Stock that the cash credited to the participant's account on the Purchase Date will purchase at the Purchase Price. An employee may not be granted an option if immediately after the grant, he or she would own five percent or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries. A participant cannot receive options that, in combination with options under other plans qualified under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), would result in the employee purchasing more than $25,000 in aggregate fair market value of shares during any calendar year. An employee may not purchase more than 1,000 shares during any offering period. A participant's combined payroll deductions and lump sum cash contributions cannot exceed ten percent of his or her compensation paid during the offering period and during any prior offering period in the same calendar year.

         A participant's payroll deductions and lump sum contributions will be credited to a separate book entry account until these amounts are either withdrawn, distributed or used to purchase Common Stock. No interest will be credited on these amounts. Whole shares of Common Stock will be held in the participant's account until distributed.

         The Purchase Price will be the lesser of 85% of the fair market value of the Common Stock on (i) the first trading day of the offering period or (ii) the last trading day of the offering period.

         Options granted under the ESP Plan are not transferable by the participant other than by will or by the laws of descent and distribution and are exercisable only by the participant during his or her lifetime.

         If a participant terminates employment, the balance in the participant's account will be returned to the participant (or his or her beneficiary in the case of the participant's death) in cash, without interest, and certificates for the shares of Common Stock credited to the participant's account will be distributed to the participant.

         The Committee may amend the ESP Plan at any time. However, no amendment may (a) affect any right or obligation with respect to any grant previously made, unless required by law, or (b) unless previously approved by the shareholders of the Company, where such approval is necessary to satisfy the Code, the rule of any stock exchange on which the Common Stock is listed, or the requirements necessary to meet any exemption from the application of federal securities laws, (i) materially affect the eligibility requirements, (ii) increase the number of shares of Common Stock eligible for purchase under the ESP Plan, or (iii) materially increase the benefits to participants. The ESP Plan may be terminated by the Committee at any time, in which event the administrator will terminate all contributions to the ESP Plan. Cash balances then credited to participants' accounts will be distributed as soon as practicable, without interest.

FEDERAL INCOME TAX CONSEQUENCES

         The ESP Plan is designed to qualify as an employee stock purchase plan under Section 423 of the Code. Neither the grant nor the exercise of options under the ESP Plan will have a Federal income tax impact on the participant or the Company. If a participant disposes of the Common Stock acquired upon the exercise of his option after at least two years from the date of grant and one year from the date of exercise, then the participant must treat as ordinary income the amount by which the lesser of (a) the fair market value of the Common Stock at the time of disposition, or (b) the fair market value of the Common Stock at the date of grant, exceeds the Purchase Price. Any gain in addition to this amount will be treated as a capital gain. If a participant holds Common Stock at the time of his or her death, the holding period requirements are automatically deemed to have been satisfied and he or she will realize ordinary income in the amount by which the lesser of (i) the fair market value of the Common Stock at the time of death, or (ii) the fair market value of the Common Stock at the date of grant, exceeds the Purchase Price. The Company will not be allowed a deduction if the holding period requirements are satisfied. If a participant disposes of Common Stock before the expiration of two years from the date of grant and one year from the date of exercise, then the participant must treat as ordinary income the excess of the fair market value of the Common Stock on the date of exercise of the option over the Purchase Price. Any additional gain will be treated as long-term or short-term capital gain or loss, as the case may be. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the participant.

PLAN BENEFITS TO EXECUTIVE OFFICERS

         Participation in the ESP Plan is voluntary. Consequently, it is not presently possible to determine either the benefits or amounts that will be received by any person or group pursuant to the ESP Plan, or that would have been received if the ESP Plan had been in effect during the last fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE ESP PLAN.

         PROPOSAL 4: APPROVAL OF AMENDMENT TO 1999 STOCK OPTION PLAN AND
                     RATIFICATION OF RESTRICTED STOCK GRANT

         The Board of Directors has adopted, subject to shareholder approval, an amendment to the Company's 1999 Stock Option Plan (the "Plan") to permit the issuance of restricted stock and to increase the number of shares available for issuance by 2,500,000 shares of Common Stock to an aggregate of 10,279,500 shares, all as set forth in Appendix C to this proxy statement. Currently under the Plan, the number of shares of Common Stock available for issuance is 7,779,500 shares. As of June 4, 2001, 1,690,348 shares remained available for grant under the Plan. As of that date, approximately 6,065,740 shares were subject to outstanding grants under the Plan.

         The Board of Directors believes that adoption of this amendment to the Plan would, among other things, enhance the long-term stockholder value of the Company by offering opportunities to the Company's employees and officers to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and to acquire and maintain stock ownership in the Company. As of June 4, 2001, approximately 670 persons were eligible to participate in the Plan.

         The following is a summary of the principal features of the Plan.

DESCRIPTION OF THE EXISTING PLAN

         The purpose of the Plan is to provide us with an additional means to retain and attract competent personnel whose present and potential contributions are important to the success of the Company. Another purpose of the Plan is to give our participating officers and employees additional incentive in the form of the opportunity for stock ownership for high levels of performance and unusual efforts to increase our earnings.

         The Plan is administered by the Compensation Committee of the Board of Directors. Subject to the eligibility and other provisions of the Plan, the Committee is authorized to determine the recipients to whom options will be granted; the number of shares to be subject to each option grant; the terms upon which, the times at which, and the period within which such options may be acquired and exercised; and to authorize the grant of incentive stock options or nonstatutory stock options or a combination of both. In addition, the Committee is authorized to interpret the Plan, to determine all other questions relating to the administration of the Plan, and to take all other action it deems proper and in the Company's best interests for carrying out the Plan.

         The Board of Directors may amend, suspend or terminate the Plan, which otherwise will terminate on January 29, 2009. However, the Plan may not be amended without stockholder approval if such approval is required by applicable law. The Committee may amend outstanding option agreements as long as the amendment is not materially adverse to the participant.

         Under the Plan, nonstatutory stock options, options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the "Code") and shares of restricted stock may be granted to employees of the Company and its subsidiaries. The Committee will select the employees to whom options or restricted stock may be granted under the Plan. Such employees will be those who in the Committee's sole discretion have in the past materially contributed to, or may be expected in the future to materially contribute to, the successful performance of the Company and its subsidiaries.

         The Plan prohibits the transfer of options granted under the Plan except by will or by the laws of descent and distribution. Options granted by the Committee typically become exercisable on a cumulative basis as to a specified percentage of the shares during the term of the option.

         The maximum term for incentive stock options granted under the Plan is ten years from the date of grant, and the exercise prices of incentive stock options granted cannot be less than the fair market value of the optioned shares at the date of grant. The maximum term for incentive stock options granted under the Plan to persons who at the time the option is granted beneficially own stock possessing more than 10% of the combined voting power of all classes of stock of the Company or its subsidiaries (a "10% shareholder") is five years from the date of grant, and the exercise price of incentive stock options granted to such persons cannot be less than 110% of the fair market value of the optioned shares at the date of grant. The fair market value (determined as of the date the option is granted) of the stock for which incentive stock options may become exercisable by a particular employee during any calendar year may not exceed $100,000.

         Incentive stock options granted under the Plan will expire upon the earliest of ten years after the date of grant (or five years from the date of grant in the case of a 10% shareholder), termination for cause, three months after termination of employment (other than for cause) for any reason except death or disability, and one year after death or after termination due to disability.

         There is no maximum term for nonstatutory stock options granted under the Plan. The exercise prices of nonstatutory stock options granted under the Plan are not required to be at fair market value of the optioned shares.

         The Committee is authorized to provide in its discretion for the payment of the exercise price of options otherwise than in cash, including by delivery of shares of the Company' common stock valued at fair market value on the date preceding the date written notice of exercise is delivered to the Company, or by a combination of both cash and stock.

         In the event of a Corporate Transaction (as defined in the Plan), the Committee will determine whether provisions will be made in connection with the Corporate Transaction for the assumption of options under the Plan or substitution of appropriate new options covering the stock of the successor corporation. If the successor corporation does not assume all outstanding options or replace them with comparable options, the Committee may accelerate the vesting of all outstanding options as of the participant's next vesting date so that they become exercisable prior to the consummation of the Corporate Transaction at such times and on such conditions as the Committee determines.

FEDERAL INCOME TAX CONSEQUENCES

         If an option granted under the Plan is an incentive stock option, the optionee will not recognize income on the date of grant. In addition, no income will be recognized on the exercise of an incentive stock option unless the optionee is subject to the alternative minimum tax. The exercise of an incentive stock option may result in a tax to the optionee under the alternative minimum tax because the excess of the market value of the stock received on the exercise of the option over the exercise price is a "tax adjustment item." Gain or loss from the subsequent sale or exchange of shares acquired upon exercise of the option generally will be treated as capital gain or loss, provided that the disposition occurs more than two years after the date of grant of the option and at least one year after the date of exercise (the "required holding period").

         In general, if shares acquired by the exercise of an incentive stock option are disposed of prior to the expiration of the required holding period, the optionee will recognize ordinary income equal to the excess over the exercise price of the lesser of the amount realized or the market value of the shares at the time of exercise. Any gain in excess of ordinary income recognized on the disposition will be capital gain, and any loss will be capital loss.

         All options that do not qualify as incentive stock options are taxed as nonstatutory stock options. An optionee will not recognize income at the time a nonstatutory stock option is granted. However, the optionee will generally recognize ordinary income when the option is exercised. In general, the amount of income will be the excess, if any, of the market value of the shares at the time of exercise over the exercise price. Upon a later sale of those shares, the optionee will have capital gain or loss equal to the difference between the amount realized on such sale and the tax basis of the shares sold. Furthermore, the capital gain or loss will be long-term capital gain or loss if the shares are held for more than one year before they are sold. If payment of the option price is made entirely in cash, the tax basis of the shares will be equal to their fair market value on the exercise date (but not less than the exercise price), and the shares' holding period will begin on the date after the exercise date.

         If the optionee uses already owned shares to pay the exercise price of a nonqualified option, in whole or in part, the transaction will not be considered to be a taxable disposition of the already owned shares. The optionee's tax basis and holding period of the already owned shares will be carried over to the equivalent number of shares received upon exercise. The tax basis of the additional shares received upon exercise will be the fair market value of the shares on the exercise date (but not less than the amount of cash, if any, used in payment), and the holding period for such additional shares will begin on the date after the exercise date.

         In all the foregoing cases, the Company will be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income, subject to certain limitations.

         The statutes governing the tax treatment of stock options and stock acquired by the exercise of options are quite technical. The above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are, of course, subject to change, as are their interpretations. The tax consequences under state laws may not be the same as under federal laws.

AMENDMENT TO AUTHORIZE ISSUANCE OF RESTRICTED STOCK

         In addition to increasing the number of shares available for issuance under the Plan, the amendment to the Plan would allow the issuance of restricted stock. Restricted shares of Common Stock may be granted subject to forfeiture if the grantee does not remain employed with the Company until a specified date determined by the Compensation Committee of the Board of Directors. The Compensation Committee will evidence grants of restricted stock with a restricted stock agreement which set forth the restrictions placed on the stock and the conditions upon which the restrictions will lapse. Subject to the applicable restrictions, the grantee has the rights of a stockholder with respect to the restricted stock, including the right to vote and to receive dividends with respect to such stock. If the grantee does not remain employed with the Company through the stated date, the grantee forfeits all of his or her rights in the restricted stock. Restricted stock may not be disposed of until the restrictions lapse. Subject to the terms of the restricted stock agreement between the Company and the grantee, the restrictions may lapse immediately upon a change in control that results in the involuntary or constructive termination of the grantee.

FEDERAL INCOME TAX CONSEQUENCES OF RESTRICTED STOCK AWARDS

         An award of restricted stock will not result in income to a grantee or a tax deduction for the Company until the shares are no longer subject to forfeiture, unless the grantee, if permitted by the Company, elects under
Section 83(b) of the Code to have the amount of income to the participant (and deduction to the Company) determined at the grant date. At that time, the grantee generally will recognize ordinary income equal to the fair market value of the shares less any amount paid for them, and the Company will be entitled to a tax deduction in the same amount (subject to certain restrictions set forth below). Dividends paid on forfeitable restricted stock is treated as compensation for Federal income tax purposes, unless the grantee has made a
Section 83(b) election.

SECTION 162(m) OF THE CODE

         Under Section 162(m) of the Code, in order for awards to certain specified persons (generally the person serving as Chief Executive Officer at the end of the Company's fiscal year and the four other most highly compensated officers at such time (each, a "Covered Employee")) under the Plan to be fully deductible if the total compensation paid during a fiscal year to a Covered Employee exceeds $1 million dollars, awards to such Covered Employees (other than stock options the value of which is based solely upon the increase in the value of the stock after the grant date) must be paid solely on account of attaining one or more pre-established, objective performance goals. Generally, awards of options or restricted stock under the Plan vest according to the grantee's length of employment rather than pre-established performance goals. Therefore, grants made to a Covered Employee under the Plan may not be deductible to the extent that such Covered Employee's total compensation exceeds $1 million dollars.

RATIFICATION OF RESTRICTED STOCK GRANT TO THE COMPANY'S PRESIDENT AND CEO

         Under a Restricted Stock Agreement between the Company and Mr. O'Brien, Mr. O'Brien received 200,000 shares of restricted stock in 2000. The restrictions lapse on June 6, 2003 if Mr. O'Brien is still employed by the Company on that date. The restrictions will lapse immediately if Mr. O'Brien's employment is terminated or constructively terminated within 12 months after a change in control. The Board of Directors believes that this grant will, among other things, enhance the long-term stockholder value of the Company by securing Mr. O'Brien's services and more closely aligning his interests with those of the Company. In connection with authorizing the issuance of restricted stock under the Plan, the Board of Directors is seeking stockholder ratification of this grant.

PLAN BENEFITS TO EXECUTIVE OFFICERS

         Subject to the approval of the amendment to the Plan by the stockholders, the Compensation Committee has approved grants of restricted stock to five of the Company's executive officers: Dan O'Brien (1,000,000 shares); George E. Willett (75,000 shares); Richard George (100,000 shares); Gregory G. Hodges (100,000 shares); and Charles E. Richardson III (20,000 shares). It is anticipated that the restrictions on Mr. O'Brien's grant will lapse on March 4, 2004, provided that the he is still employed by the Company on such date. It is anticipated that the restrictions on the grants made to the other officers will lapse on February 7, 2004, provided that each is still employed by the Company on such date. In each case, the restrictions will lapse immediately if the grantee is involuntarily or constructively terminated following a change in control of the Company. Based on the Company's closing price of $1.30 on June 4, 2001, the value of the grants to be made to these officers is $845,000, $97,500, $130,000, $130,000, and $26,000, respectively.

         The granting of stock options and restricted stock under the Plan by the Committee is subjective and is dependent upon, among other things, an employee's individual performance. However, the Compensation Committee has already approved grants to Mr. Hodges (option to acquire 150,000 shares) and Mr. Willett (option to acquire 150,000 shares) for fiscal year 2001. Furthermore, the Compensation Committee has approved a special option grant whereby 445 current employees of the Company will receive options. Pursuant to this special grant, the following officers will receive options to acquire the number of shares set forth next to their names: Mr. George (29,167), Mr. Mossman (29,167), Mr. Hundley (17,500), and Mr. Richardson (50,000). Excluding Mr. Richardson (the only current executive officer that will receive an option under the special option grant), options to acquire a total of approximately 900,189 shares will be granted to the Company's employees under the special option grant. No directors will receive any options in the special option grant.

         Other than the awards that have already been approved by the Compensation Committee, it is not presently possible to determine either the benefits or amounts that will be received by any person or group pursuant to the Plan. The benefits that the Named Officers received under the Plan in past years are disclosed in the Executive Compensation section of this proxy statement.

RECOMMENDATION OF THE BOARD

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1999 STOCK OPTION PLAN AND RATIFICATION OF THE RESTRICTED STOCK GRANT.

                             SOLICITATION OF PROXIES

         In addition to solicitation by mail, some of the Company's directors and officers who will receive no additional compensation for their services may solicit proxies in person, and by telephone, telegraph, telecopier, facsimile. All costs of solicitation of proxies will be borne by the Company. We have requested brokers and nominees who hold stock in their name to furnish this proxy material to their customers and the Company will reimburse such brokers and nominees for their reasonable related out-of-pocket expenses.

                              STOCKHOLDER PROPOSALS

         Any stockholder proposals intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received in writing by the Company at its principal office no later than March [15], 2002. Any proposal submitted after that date will be considered untimely. It will not be included in our proxy statement and form of proxy relating to the 2002 Annual Meeting. According to the Company's By-laws, for a stockholder proposal to be properly brought before the 2002 Annual Meeting (other than a proposal to be considered for inclusion in the 2002 proxy materials), it must be delivered to the Company no earlier than April [29], 2002, but no later than May [29], 2002.


                                  ANNUAL REPORT

         ANY STOCKHOLDER WHO WISHES TO OBTAIN AN ADDITIONAL COPY, WITHOUT CHARGE, OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2000, WHICH INCLUDES FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY CONTACT RON DART, DIRECTOR OF INVESTOR RELATIONS, AT 10901 WEST TOLLER DRIVE, LITTLETON, COLORADO 80127, OR AT TELEPHONE NUMBER (888) 947-2638.

                                   By Order of the Board of Directors


                                              Charles E. Richardson III
                                   Vice President, Secretary and General Counsel

Littleton, Colorado
July [13], 2001


         PLEASE MARK, DATE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                                                                      APPENDIX A

                             HIGH SPEED ACCESS CORP.
                                 AUDIT COMMITTEE


                                     CHARTER
                             (ADOPTED JUNE 6, 2000)


1. PURPOSE/OBJECTIVES. The Audit Committee will assist the Board of Directors (the "Board ") in fulfilling its oversight responsibilities. The Audit Committee will review the financial reporting process, the systems of internal accounting and financial controls and management of financial risks, the audit process, and the Company's process for monitoring compliance with laws and regulations and its own code of business conduct, as may be established by management and the Board. In performing its duties, the Committee will maintain effective working relationships with the Board of Directors, management, and the internal auditors, if any, and external auditors. To perform his role effectively, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the Company's business, operations, and risks.

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the external auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the external auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the external auditor's work.


2. AUTHORITY. The Board authorizes the Audit Committee, within the scope of its responsibilities, to:

A. Investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company.

B. Seek any information it requires from any employee (and all employees are directed to cooperate with any request made by the Audit Committee) and external parties.

C.       Obtain outside legal or other professional advice.

D.       Ensure the attendance of Company officers at meetings as appropriate.


3. ORGANIZATION.

MEMBERSHIP.

A. The Audit Committee will be comprised of five (5) members of the Board of Directors. Each member should be capable of making a valuable contribution to the Committee. All members should be independent of management and meet the requirements of the Audit Committee Policy of the NASD.

B. The Chairman of the Audit Committee will be nominated by the Board from time to time.

C.       Members will be appointed for a one year term of office.

D.       A quorum for any meeting will be three (3) members.

E. The secretary of the Audit Committee will be the Company secretary, or such other person as nominated by the Board.

                             Attendance at Meetings

F. The Audit Committee may invite such other persons (e.g., the CEO and CFO) to its meetings, as it deems necessary.

G. The auditors should be invited to make presentations to the Audit Committee as appropriate.

H. Meetings shall be held not less than four (4) times a year. Special meetings may be convened as required. Auditors may convene a meeting if they consider that it is necessary.

I.       Minutes shall be prepared reflecting the proceedings of all meetings.

4. ROLES AND RESPONSIBILITIES. The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances. The Audit Committee will:

                                Internal Control

A. Evaluate whether management is setting the appropriate "control culture" by communicating the importance of internal control and the management of risk and ensuring that all employees have an understanding of their roles and responsibilities.

B. Consider how management is held to account for the security of computer systems and applications, and the contingency plans for processing financial information in the event of a systems breakdown.

C. Gain an understanding of whether internal control recommendations made by auditors have been implemented by management.

D. Discuss with management and the external auditors the quality and adequacy of the Company's internal controls.

                               Financial Reporting

E. Gain an understanding of the current areas of greatest financial risk and how management is managing these effectively.

F. Consider with the auditors any fraud, illegal acts, deficiencies in internal control or other similar issues.

G. Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

H. Ask management and the auditors about significant risks and exposures and the plans to minimize such risks.

I. Review any legal matters which could significantly impact the financial statements.

J. Review with management and the external auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the external auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

K. Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures.

L. Focus on judgmental areas, for example those involving valuation of assets and liabilities; warranty, product or environmental liability; litigation reserves; and other commitments and contingencies.

M. Meet with management and the auditors to review the financial statements and the results of the audit.

N. Review the other sections of the Annual Report before its release and consider whether the information is understandable and consistent with member's knowledge about the Company and its operations.

O. Be briefed on how management develops preliminary announcements, interim financial information and analysts' briefings; and the extent to which the external auditors review such information.

P. As a whole, or through the Committee chair, review with the external auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

                                 External Audit

Q. Review the external auditors' proposed audit scope and approach and ensure no unjustified restrictions or limitations have been placed on the scope.

R.       Review the performance of the external auditors.

S. Request from the external auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independent Standards Board Standard Number 1; discuss with the external auditors any such disclosed relationships and their impact on the external auditor's independence; and recommend that the Board take appropriate action to oversee the independence of the external auditor in response to the external auditor's report to satisfy itself of the auditor's independence.

T. Make recommendations to the Board regarding the reappointment of the external auditors.

U. Meet separately with the external auditors to discuss any matters that the Committee or auditors believe should be discussed privately.

V. Ensure that significant findings and recommendations made by the external auditors are received and discussed on a timely basis.

W. Ensure that management responds to recommendations by the external auditors.

                      Compliance with Laws and Regulations

X. Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any fraudulent acts or non-compliance.

Y. Obtain regular updates from management and Company's legal counsel regarding compliance matters.

Z. Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements.

                           Reporting Responsibilities

AA. Regularly update the Board about Committee activities and make appropriate recommendations.

BB. Ensure the Board is aware of matters which may significantly impact the financial condition or affairs of the business.

                             Other Responsibilities

CC.      Perform other oversight functions as requested by the full Board.

DD. If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

EE.      Evaluate the Committee's own performance on a regular basis.

FF.      Review the adequacy of this Charter on an annual basis.

                                                                      APPENDIX B


                             HIGH SPEED ACCESS CORP.
                        2001 EMPLOYEE STOCK PURCHASE PLAN


                                   ARTICLE 1.
                                   BACKGROUND

         1.1 ESTABLISHMENT OF THE PLAN. High Speed Access Corp. (the "Corporation") hereby establishes a stock purchase plan to be known as the "High Speed Access Corp. 2001 Employee Stock Purchase Plan" (the "Plan"), as set forth in this document. The Plan is intended to be a qualified employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations and rulings thereunder.

         1.2 APPLICABILITY OF THE PLAN. The provisions of this Plan are applicable only to certain individuals who, on or after the Effective Date, are employees of the Corporation and its subsidiaries participating in the Plan. The Committee shall indicate from time to time which of its subsidiaries, if any, are participating in the Plan.

         1.3 PURPOSE. The purpose of the Plan is to enhance the proprietary interest among the employees of the Corporation and its participating subsidiaries through ownership of Common Stock of the Corporation.


                                   ARTICLE 2.
                                   DEFINITIONS

Whenever capitalized in this document, the following terms shall have the respective meanings set forth below.

         2.1 ADMINISTRATOR. Administrator shall mean the person or persons (who may be officers or employees of the Corporation) selected by the Committee to operate the Plan, perform day-to-day administration of the Plan, and maintain records of the Plan.

         2.2 BOARD. Board shall mean the Board of Directors of the Corporation.

         2.3 CODE. Code shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

         2.4 COMMITTEE. Committee shall mean a committee which consists of members of the Board and which has been designated by the Board to have the general responsibility for the administration of the Plan. Unless otherwise designated by the Board, the Compensation Committee of the Board of Directors of the Corporation shall serve as the Committee administering the Plan. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its sole and absolute discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations necessary or advisable for administering the Plan. The Committee's determinations on the foregoing matters shall be conclusive and binding upon all persons.

         2.5 COMMON STOCK. Common Stock shall mean the common stock, par value $.01, of the Corporation.

         2.6 COMPENSATION. Compensation shall mean, for any Participant, for any Offering Period, the Participant's gross base wages for the respective period, subject to appropriate adjustments that would exclude items such as bonuses, overtime pay, non-cash compensation and reimbursement of moving, travel, trade or business expenses.

         2.7 CONTRIBUTION ACCOUNT. Contribution Account shall mean the bookkeeping account established by the Administrator on behalf of each Participant, which shall be credited with the amounts deducted from the Participant's Compensation or lump sum cash payments made pursuant to Article 6. The Administrator shall establish a separate Contribution Account for each Participant for each Offering Period.

         2.8 CORPORATION. Corporation shall mean High Speed Access Corp., a Delaware corporation.

         2.9 DIRECT REGISTRATION SYSTEM. Direct Registration System shall mean a direct registration system approved by the Securities and Exchange Commission and by any securities exchange on which the Common Stock is then listed, whereby shares of Common Stock may be registered in the holder's name in book-entry form on the books of the Corporation.

         2.10 EFFECTIVE DATE. Effective Date shall mean the effective date of the Plan, which shall be the effective date of the Corporation's registration statement on Form S-8 filed under the Securities Act of 1933, as amended, covering the shares to be issued under the Plan. The Corporation's registration statement on Form S-8 shall be filed on a date to be determined by the Committee in its sole discretion; provided, however, that such date shall not be more than 12 months after the Plan is approved by the stockholders of the Corporation.

         2.11 ELIGIBLE EMPLOYEE. An Employee eligible to participate in the Plan pursuant to Section 3.1.

         2.12 EMPLOYEE. Employee shall mean an individual employed by an Employer who meets the employment relationship described in Treasury Regulation Sections 1.423-2(b) and Section 1.421-7(h).

         2.13 EMPLOYER. Employer shall mean the Corporation and any Subsidiary designated by the Committee as an employer participating in the Plan.

         2.14 FAIR MARKET VALUE. Fair Market Value of a share of Common Stock, as of any designated date, shall mean the closing sales price of the Common Stock on the Nasdaq National Market on such date or on the last previous date on which such stock was traded.

         2.15 OFFERING DATE. Offering Date shall mean the first Trading Date of each Offering Period.

         2.16 OFFERING PERIOD. Offering Period shall mean the quarterly periods beginning January 1, April 1, July 1 and October 1, respectively, of each year during which offers to purchase Common Stock are outstanding under the Plan; provided, however, that the initial Offering Period shall be the period beginning on the Effective Date and ending on the next succeeding March 31, June 30, September 30 or December 31. No payroll deductions shall be taken until the Effective Date.

         2.17 OPTION. Option shall mean the option to purchase Common Stock granted under the Plan on each Offering Date.

         2.18 PARTICIPANT. Participant shall mean any Eligible Employee who has elected to participate in the Plan under Section 3.2.

         2.19 PLAN. Plan shall mean the High Speed Access Corp. 2001 Employee Stock Purchase Plan, as amended and in effect from time to time.

         2.20 PURCHASE DATE. Purchase Date shall mean the last Trading Date of each Offering Period.

         2.21 PURCHASE PRICE. Purchase Price shall mean the purchase price of Common Stock determined under Section 5.1.

         2.22 REQUEST FORM. Request Form shall mean an Employee's authorization either in writing on a form approved by the Administrator or through electronic communication approved by the Administrator which specifies the Employee's payroll deduction or lump sum cash payments in accordance with Section 6.2, and contains such other terms and provisions as may be required by the Administrator.

         2.23 STOCK ACCOUNT. Stock Account shall mean the account established by the Administrator on behalf of each Participant, which shall be credited with shares of Common Stock purchased pursuant to the Plan and dividends thereon until distributed in accordance with the terms of the Plan.

         2.24 SUBSIDIARY. Subsidiary shall mean any present or future corporation which is a "subsidiary corporation" of the Corporation as defined in Code Section 424(f).

         2.25 TRADING DATE. Trading Date shall mean a date on which shares of Common Stock are traded on the Nasdaq National Market, any national securities exchange, or in the over-the-counter market.

         Except when otherwise indicated by the context, the definition of any term herein in the singular may also include the plural.

                                   ARTICLE 3.
                          ELIGIBILITY AND PARTICIPATION

         3.1 ELIGIBILITY. Each Employee who is an Employee regularly scheduled to work at least 20 hours each week and at least five months each calendar year shall be eligible to participate in the Plan as of the later of:

                  (a) the Offering Date immediately following the Employee's last date of hire by an Employer; or

                  (b) the Effective Date.

On each Offering Date, Options will automatically be granted to all Employees then eligible to participate in the Plan; provided, however, that no Employee shall be granted an Option for an Offering Period if, immediately after the grant, the Employee would own stock, and/or hold outstanding options to purchase stock, possessing five percent or more of the total combined voting power or value of all classes of stock of the Corporation or any Subsidiary. For purposes of this Section, the attribution rules of Code Section 424(d) shall apply in determining stock ownership of any Employee. If an Employee is granted an Option for an Offering Period and such Employee does not participate in the Plan for such Offering Period, such Option will be deemed never to have been granted for purposes of applying the $25,000 annual limitation described in Section 5.2.

         3.2 INITIAL PARTICIPATION. An Eligible Employee having been granted an Option under Section 3.1 may submit a Request Form to the Administrator to participate in the Plan for an Offering Period. The Request Form shall authorize a regular payroll deduction from the Employee's Compensation for the Offering Period, or shall notify the Administrator that the Participant shall make a lump sum cash payment (including personal or certified checks) for the Offering Period, or shall both authorize a payroll deduction and notify the Administrator of a lump sum cash payment for the Offering Period, subject to the limits and procedures described in Article 6. A Participant's Request Form authorizing a regular payroll deduction shall remain effective from Offering Period to Offering Period until amended or canceled under Section 6.3. A Participant's Request Form authorizing a lump sum cash payment shall be valid only for the Offering Period to which it relates.

         3.3 LEAVE OF ABSENCE. For purposes of Section 3.1, an individual on a leave of absence from an Employer shall be deemed to be an Employee for the first 90 days of such leave. For purposes of this Plan, such individual's employment with the Employer shall be deemed to terminate at the close of business on the 90th day of the leave, unless the individual has returned to regular employment with an Employer before the close of business on such 90th day. Termination of any individual's leave of absence by an Employer, other than on account of a return to employment with an Employer, shall be deemed to terminate an individual's employment with the Employer for all purposes of the Plan.

                                   ARTICLE 4.
                                 STOCK AVAILABLE

         4.1 IN GENERAL. Subject to the adjustments in Sections 4.2 and 4.3, an aggregate of 2,000,000 shares of Common Stock shall be available for purchase by Participants pursuant to the provisions of the Plan. These shares may be authorized and unissued shares or may be shares issued and subsequently acquired by the Corporation. If an Option under the Plan expires or terminates for any reason without having been exercised in whole or part, the shares subject to such Option that are not purchased shall again be available for subsequent Option grants under the Plan. If the total number of shares of Common Stock for which Options are exercised on any Purchase Date exceeds the maximum number of shares then available under the Plan, the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable; and the balance of the cash credited to Participants' Contribution Accounts shall be distributed to the Participants as soon as practicable.

         4.2 ADJUSTMENT IN EVENT OF CHANGES IN CAPITALIZATION. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Corporation's capitalization, or other distribution with respect to holders of the Corporation's Common Stock other than normal cash dividends, an automatic adjustment shall be made in the number and kind of shares as to which outstanding Options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 4.1, so that the proportionate interest of the Participants shall be maintained as before the occurrence of such event. This adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Purchase Price per share; provided, however, that in no event shall any adjustment be made that would cause any Option to fail to qualify as an option pursuant to an employee stock purchase plan within the meaning of Section 423 of the Code.

         4.3 DISSOLUTION, LIQUIDATION, OR REORGANIZATION. Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger, or consolidation of the Corporation with one or more corporations in which the Corporation is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Corporation to another corporation, the holder of each Option then outstanding under the Plan shall be entitled to receive at the next Purchase Date upon the exercise of such Option for each share as to which such Option shall be exercised, as nearly as reasonably may be determined, the cash, securities, or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Committee shall take such steps in connection with these transactions as the Committee deems necessary or appropriate to assure that the provisions of this Section shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the cash, securities, or property which the holder of the Option may thereafter be entitled to receive. In lieu of the foregoing, the Committee may terminate the Plan in accordance with Section 8.2.

                                   ARTICLE 5.
                                OPTION PROVISIONS

         5.1 PURCHASE PRICE. The Purchase Price of a share of Common Stock purchased for a Participant pursuant to each exercise of an Option shall be the lesser of:

                  (a) 85 percent of the Fair Market Value of a share of Common Stock on the Offering Date; or

                  (b) 85 percent of the Fair Market Value of a share of Common Stock on the Purchase Date.

         5.2 CALENDAR YEAR $25,000 LIMIT. Notwithstanding anything else contained herein, no Employee may be granted an Option for any Offering Period which permits such Employee's rights to purchase Common Stock under this Plan and any other qualified employee stock purchase plan (within the meaning of Code
Section 423) of the Corporation and its Subsidiaries to accrue at a rate which exceeds $25,000 of Fair Market Value of such Common Stock for each calendar year in which an Option is outstanding at any time. For purposes of this Section, Fair Market Value shall be determined as of the Offering Date.

         5.3 OFFERING PERIOD LIMIT. Notwithstanding anything else contained herein, the maximum number of shares of Common Stock that an Eligible Employee may purchase in any Offering Period is 1,000 shares.

                                   ARTICLE 6.
                             PURCHASING COMMON STOCK

         6.1 PARTICIPANT'S CONTRIBUTION ACCOUNT. The Administrator shall establish a book account in the name of each Participant for each Offering Period. As discussed in Section 6.2 below, a Participant's payroll deductions and his or her lump sum cash payments shall be credited to the Participant's Contribution Account, without interest, until such cash is withdrawn, distributed, or used to purchase Common Stock as described below.

         During such time, if any, as the Corporation participates in a Direct Registration System, shares of Common Stock acquired upon exercise of an Option shall be directly registered in the name of the Participant. If the Corporation does not participate in a Direct Registration System, then until distribution is requested by a Participant pursuant to Article 7, stock certificates evidencing the Participant's shares of Common Stock acquired upon exercise of an Option shall be held by the Corporation as the nominee for the Participant. These shares shall be credited to the Participant's Stock Account. Certificates shall be held by the Corporation as nominee for Participants solely as a matter of convenience. A Participant shall have all ownership rights as to the shares credited to his or her Stock Account, and the Corporation shall have no ownership or other rights of any kind with respect to any such certificates or the shares represented thereby.

         All cash received or held by the Corporation under the Plan may be used by the Corporation for any corporate purpose. The Corporation shall not be obligated to segregate any assets held under the Plan.

         6.2 PAYROLL DEDUCTIONS, LUMP SUM CASH PAYMENTS; DIVIDENDS.

                  (a) Payroll Deductions. By submitting a Request Form at any time before an Offering Period in accordance with rules adopted by the Committee, an Eligible Employee may authorize a payroll deduction to purchase Common Stock under the Plan for the Offering Period. The payroll deduction shall be effective on the first pay period during the Offering Period commencing after receipt of the Request Form by the Administrator. The payroll deduction shall be in any whole percentage up to a maximum of ten percent (10%) of such Employee's Compensation payable each pay period, and at any other time an element of Compensation is payable. A Participant's payroll deduction shall not be less than one percent (1%) of such Employee's Compensation payable each payroll period.

                  (b) Lump Sum Cash Payments. In lieu of, or in addition to, the payroll deductions in subsection (a), an Employee eligible to participate in the Plan under Section 3.1 may, by submitting a Request Form no later than the last day of the calendar week ending before the applicable Purchase Date in accordance with rules adopted by the Administrator, notify the Administrator that the Participant shall make a lump sum cash payment to purchase Common Stock under the Plan for the Offering Period. In no event shall the combined total payroll deductions and lump sum cash payments exceed 10 percent (10%) of the Participant's Compensation paid during the Offering Period and during any prior Offering Period in the same calendar year. Any lump sum cash payments under this subsection must be received by the Administrator by the last day of the calendar week ending before the applicable Purchase Date. If the Participant fails to remit the lump sum cash payment by the applicable date, the Participant's Request Form with respect to such lump sum cash payment shall be void. A Participant may submit a Request Form to make a lump sum cash payment only once each Offering Period.

                  (c) Dividends. Cash dividends paid on Common Stock which is credited to a Participant's Stock Account as of the dividend payment date shall be credited to the Participant's Stock Account and paid to the Participant as soon as practicable.

         6.3 DISCONTINUANCE. A Participant may discontinue his or her payroll deductions for an Offering Period by filing a new Request Form with the Administrator. This discontinuance shall be effective on the first pay period commencing at least 30 days after receipt of the Request Form by the Administrator. A Participant who discontinues his or her payroll deductions for an Offering Period may not make a subsequent lump sum contribution during such Offering Period or resume participation in the Plan until the following Offering Period.

         Any amount held in the Participant's Contribution Account for an Offering Period after the effective date of the discontinuance of his or her payroll deductions will either be refunded or used to purchase Common Stock in accordance with Section 7.1.

         6.4 LEAVE OF ABSENCE; TRANSFER TO INELIGIBLE STATUS. If a Participant either begins a leave of absence, is transferred to employment with a Subsidiary not participating in the Plan, or remains employed with an Employer but is no longer eligible to participate in the Plan, the Participant shall cease to be eligible for payroll deductions or lump sum cash payments to his or her Contribution Account pursuant to Section 6.2. The cash standing to the credit of the Participant's Contribution Account shall become subject to the provisions of
Section 7.1.

         If the Participant returns from the leave of absence before being deemed to have ceased employment with the Employer under Section 3.3, or again becomes eligible to participate in the Plan, the Request Form, if any, in effect immediately before the leave of absence or disqualifying change in employment status shall be deemed void and the Participant must again complete a new Request Form to resume participation in the Plan.

         6.5 AUTOMATIC EXERCISE. Unless the cash credited to a Participant's Contribution Account is withdrawn or distributed as provided in Article 8, his or her Option shall be deemed to have been exercised automatically on each Purchase Date, for the purchase of the number of full shares of Common Stock which the cash credited to his or her Contribution Account at that time will purchase at the Purchase Price. If there is a cash balance remaining in the Participant's Contribution Account at the end of an Offering Period representing the exercise price for a fractional share of Common Stock, such balance may be retained in the Participant's Contribution Account for the next Offering Period, unless the Participant requests that it be refunded, without interest. Any other cash balance remaining in the Participant's Contribution Account at the end of an Offering Period shall be refunded to the Participant, without interest. The amount of cash that may be used to purchase shares of Common Stock may not exceed the Compensation restrictions set forth in Section 6.2.

         Except as provided in the preceding paragraph, if the cash credited to a Participant's Contribution Account on the Purchase Date exceeds the applicable Compensation restrictions of Section 6.2 or exceeds the amount necessary to purchase the maximum number of shares of Common Stock available during the Offering Period, such excess cash shall be refunded to the Participant. Except as provided in the preceding paragraph, the excess cash may not be used to purchase shares of Common Stock nor retained in the Participant's Contribution Account for a future Offering Period.

         Each Participant shall receive a statement on an annual basis indicating the number of shares credited to his or her Stock Account, if any, under the Plan.

         6.6 LISTING, REGISTRATION, AND QUALIFICATION OF SHARES. The granting of Options for, and the sale and delivery of, Common Stock under the Plan shall be subject to the effecting by the Corporation of any listing, registration, or qualification of the shares subject to that Option upon any securities exchange or under any federal or state law, or the obtaining of the consent or approval of any governmental regulatory body deemed necessary or desirable for the issuance or purchase of the shares covered.

         6.7 RESTRICTIONS ON TRANSFER. By participating in the Plan, each Participant hereby agrees that he or she will not sell or otherwise transfer (other than by will or the laws of descent and distribution) any shares of Common Stock acquired under the Plan for a period of 12 months following the Purchase Date on which such shares were acquired.

                                   ARTICLE 7.
                           WITHDRAWALS; DISTRIBUTIONS

         7.1 DISCONTINUANCE OF DEDUCTIONS; LEAVE OF ABSENCE; TRANSFER TO INELIGIBLE STATUS. In the event of a Participant's complete discontinuance of payroll deductions under Section 6.3 or a Participant's leave of absence or transfer to an ineligible status under Section 6.4, the cash balance then standing to the credit of the Participant's Contribution Account shall be:

                  (a) returned to the Participant, in cash, without interest, as soon as practicable, upon the Participant's written request received by the Administrator at least 30 days before the next Purchase Date; or

                  (b) held under the Plan and used to purchase Common Stock for the Participant under the automatic exercise provisions of Section 6.5.

         7.2 IN-SERVICE WITHDRAWALS. During such time, if any, as the Corporation participates in a Direct Registration System, shares of Common Stock acquired upon exercise of an Option shall be directly registered in the name of the Participant and the Participant may withdraw certificates in accordance with the applicable terms and conditions of such Direct Registration System. If the Corporation does not participate in a Direct Registration System, (i) a Participant may, while an Employee of the Corporation or any Subsidiary, withdraw certificates for some or all of the shares of Common Stock credited to his or her Stock Account at any time, upon 30 days' written notice to the Administrator, and (ii) each Participant shall be permitted only one withdrawal under this Section during each Offering Period. If a Participant requests a distribution of only a portion of the shares of Common Stock credited to his or her Stock Account, the Administrator will distribute the oldest securities held in the Participant's Stock Account first, using a first in-first out methodology. The Administrator may at any time distribute certificates for some or all of the shares of Common Stock credited to a Participant's Stock Account, whether or not the Participant so requests.

         7.3 TERMINATION OF EMPLOYMENT FOR REASONS OTHER THAN DEATH. If a Participant terminates employment with the Corporation and the Subsidiaries for reasons other than death, the cash balance in the Participant's Contribution Account shall be returned to the Participant in cash, without interest, as soon as practicable. Certificates for the shares of Common Stock credited to his or her Stock Account shall be distributed to the Participant as soon as practicable, unless the Corporation then participates in a Direct Registration System, in which case, the Participant shall be entitled to evidence of ownership of such shares in such form as the terms and conditions of such Direct Registration System permit.

         7.4 DEATH. In the event a Participant dies, the cash balance in his or her Contribution Account shall be distributed to the Participant's estate, in cash, without interest, as soon as practicable. Certificates for the shares of Common Stock credited to the Participant's Stock Account shall be distributed to the estate as soon as practicable, unless the Corporation then participates in a Direct Registration System, in which case, the estate shall be entitled to evidence of ownership of such shares in such form as the terms and conditions of such Direct Registration System permit.

         7.5 REGISTRATION. Whether represented in certificate form or by direct registration pursuant to a Direct Registration System, shares of Common Stock acquired upon exercise of an Option shall be directly registered in the name of the Participant or, if the Participant so indicates on the Request Form, (a) in the Participant's name jointly with a member of the Participant's family, with the right of survivorship, (b) in the name of a custodian for the Participant (in the event the Participant is under a legal disability to have stock issued in the Participant's name), or (c) in a manner giving effect to the status of such shares as community property. No other names may be included in the Common Stock registration. The Corporation shall pay all issue or transfer taxes with respect to the issuance or transfer of shares of such Common Stock, as well as all fees and expenses necessarily incurred by the Corporation in connection with such issuance or transfer.


                                   ARTICLE 8.
                            AMENDMENT AND TERMINATION

         8.1 AMENDMENT. The Committee shall have the right to amend or modify the Plan, in full or in part, at any time and from time to time; provided, however, that no amendment or modification shall:

                  (a) affect any right or obligation with respect to any grant previously made, unless required by law, or

                  (b) unless previously approved by the stockholders of the Corporation, where such approval is necessary to satisfy the Code, the rules of any stock exchange on which the Corporation's Common Stock is listed, or the requirements necessary to meet any exemption from the application of federal securities laws:

                           (1) in any manner materially affect the eligibility
                  requirements set forth in Sections 3.1 and 3.3, or change the definition of Employer as set forth in Section 2.13,

                           (2) increase the number of shares of Common Stock
                  subject to any options issued to Participants (except as provided in Sections 4.2 and 4.3), or

                           (3) materially increase the benefits to Participants
                  under the Plan.

         8.2 TERMINATION. The Committee may terminate the Plan at any time in its sole and absolute discretion. The Plan shall be terminated by the Committee if at any time the number of shares of Common Stock authorized for purposes of the Plan is not sufficient to meet all purchase requirements, except as specified in Section 4.1.

         Upon termination of the Plan, the Administrator shall give notice thereof to Participants, shall terminate all payroll deductions and shall no longer accept additional lump sum cash payments from Participants. Cash balances then credited to Participants' Contribution Accounts shall be distributed as soon as practicable, without interest.

                                   ARTICLE 9.
                                  MISCELLANEOUS

         9.1 SHAREHOLDER APPROVAL. The Plan shall be approved and ratified by the stockholders of the Corporation, not later than 12 months after adoption of the Plan by the Board of Directors of the Corporation, pursuant to Treasury regulation Section 1.423-2(c). If for any reason such approval is not given by such date, the Plan shall be null and void, and all payroll deductions to the Plan shall cease. The cash balances and Common Stock credited to Participants' accounts shall be promptly distributed to them; and any Common Stock certificates issued and delivered to Participants prior to such date shall remain the property of the Participants.

         9.2 NO EMPLOYMENT RIGHTS. Neither the establishment of the Plan, nor the grant of any Options thereunder, nor the exercise thereof shall be deemed to give to any Employee the right to be retained in the employ of the Corporation or any Subsidiary or to interfere with the right of the Corporation or any Subsidiary to discharge any Employee or otherwise modify the employment relationship at any time.

         9.3 TAX WITHHOLDING. The Administrator may make appropriate provisions for withholding of federal, state, and local income taxes, and any other taxes, from a Participant's Compensation to the extent the Administrator deems such withholding to be legally required.

         9.4 RIGHTS NOT TRANSFERABLE. Rights and Options granted under this Plan are not transferable by the Participant other than by will or by the laws of descent and distribution and are exercisable only by the Participant during his or her lifetime.

         9.5 NO REPURCHASE OF STOCK BY CORPORATION. The Corporation is under no obligation to repurchase from any Participant any shares of Common Stock acquired under the Plan.

         9.6 GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware except to the extent such laws are preempted by the laws of the United States.

         9.7 SHAREHOLDER APPROVAL; REGISTRATION. The Plan was adopted by the Board of Directors of the Corporation on May 1, 2001 to be effective as of the Effective Date, provided that no payroll deductions may begin until a registration statement on Form S-8 filed under the Securities Act of 1933, as amended, covering the shares to be issued under the Plan, has become effective. The Plan is subject to approval by the stockholders of the Corporation within 12 months of approval by the Board of Directors.

                                                                      APPENDIX C


        AMENDMENTS TO THE HIGH SPEED ACCESS CORP. 1999 STOCK OPTION PLAN

                                 AUGUST 3, 2001

Subject to the approval of the High Speed Access Corp. (the "Company") stockholders at the 2001 Annual Meeting of the Company held on August 3, 2001, the High Speed Access Corp. 1999 Stock Option Plan, as heretofore amended, shall be further amended as follows:

(1) In Article 2. Definitions, the following new section shall be added immediately following Section H:

                  "H1. GRANTEE. The word `Grantee' means an eligible person to whom Restricted Stock has been granted under the Plan."

(2) In Article 2. Definitions, the following new sections shall be added immediately following Section P:

                  "P1. RESTRICTED STOCK. The term `Restricted Stock' means shares of the Company's Common Stock subject to specified restrictions that may be granted to eligible persons under Article 4A. of the Plan."

                  "P2. RESTRICTED STOCK AGREEMENT. The term `Restricted Stock Agreement' means an agreement between the Company and a Grantee whereby the Grantee received shares of Restricted Stock."

                  "P3. RESTRICTED STOCK AWARD. The term `Restricted Stock Award' means an award of Restricted Stock granted to a Grantee."

                  "P4. RESTRICTION PERIOD. The term `Restriction Period' means the period of time during which shares of Common Stock granted pursuant to a Restricted Stock Award remain subject to the restrictions set forth in the applicable Restricted Stock Agreement."

(3) In Article 3. Stock Subject to Plan., the number "ten million two hundred seventy nine thousand five hundred (10,279,500)" shall be substituted in place of the number "seven million seven hundred seventy nine thousand five hundred (7,779,500)", and the words "or Restricted Stock Award" shall be added immediately following the word "Option" in the last sentence.

(4) A new Article 5A shall be added immediately following Article 5 that shall read as follows:

         "5A. RESTRICTED STOCK.

                  A. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Compensation Committee, at any time and from time to time, may grant Restricted Stock to any eligible person in such amounts as the Compensation Committee shall determine.

                  B. AWARD AGREEMENT. Each grant of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement that shall specify the Restriction Period, the number of shares of Restricted Stock granted, and such other provisions as the Compensation Committee shall determine. The Compensation Committee may impose such conditions or restrictions on any Restricted Stock as it may deem advisable, including time-based restrictions on vesting or restrictions under applicable securities laws.

                  C. CONSIDERATION. The Compensation Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Stock. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 business days after the date of grant of such shares.

                  D. EFFECT OF FORFEITURE. If Restricted Stock is forfeited, and if the Grantee was required to pay for such shares, the Grantee shall be deemed to have resold such Restricted Stock to the Company at a price equal to the lesser of (i) the amount paid by the Grantee for such Restricted Stock, or (ii) the fair market value of a share of Common Stock on the date of such forfeiture (determined in the manner provided for determining the fair market value per share of Common Stock set forth in Section 7.A. hereof). The Company shall pay to the Grantee the required amount as soon as is administratively practical. Such Restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Stock.

                  E. ESCROW; LEGENDS. The Compensation Committee may provide that the certificates for any Restricted Stock (i) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Stock becomes nonforfeitable or is forfeited or (ii) shall bear an appropriate legend restricting the transfer of such Restricted Stock. If any Restricted Stock become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

                  F. CHANGE IN CONTROL; INVOLUNTARY TERMINATION. Article 9 of the Plan shall not be applicable to grants of Restricted Stock under this
Article 5A. The disposition of Restricted Stock Awards upon a change in control or the involuntary termination of the Grantee shall be determined in accordance with the applicable Restricted Stock Award Agreement."

(5) In Article 6. Eligibility., the words "Restricted Stock," shall be added immediately following the word "receive" in the first sentence, and the words "or Restricted Stock" shall be added immediately following the word "Options" in the second sentence.

(6) In Article 8. Adjustment of Shares., the words "and in the number of shares subject to outstanding Restricted Stock Awards" shall be added immediately following the word "Plan" at the end of the first sentence.

(7) In Article 12. No Rights to Continued Employment., the words "or Restricted Stock" shall be added immediately following the word "Option", the words "or Grantee" shall be added immediately following the word "Optionee" in both place that such word appears, and the words "or Grantee's" shall be added immediately following the word "Optionee's".

(8) In Article 13. Termination., the words "or Restricted Stock Award" shall be added immediately following the word "Option" in both places that such word appears.

(9) In Article 14. Amendment., the words "or that would adversely alter the terms of a Grantee's Restricted Stock Agreement" shall be added immediately following the last word of the last sentence.

FORM OF PROXY CARD

                        PROXY FOR HIGH SPEED ACCESS CORP.

      PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR STOCKHOLDERS
                            MEETING ON AUGUST 3, 2001

         The undersigned hereby appoints Daniel J. O'Brien and Charles E. Richardson III, and each or either of them, as true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned in all matters coming before the 2001 Annual Meeting of Stockholders of High Speed Access Corp. to be held at the principal executive offices of the Company at 10901 West Toller Drive, Littleton, Colorado 80127, on August 3, 2001 at 2:00 p.m., Mountain Time, and any adjournments thereof, and to vote all shares owned of record by the undersigned as follows:

         1. Election of directors to serve until annual meeting held in 2004.

                Nominees: Michael E. Gellert, Jerald L. Kent, Daniel J. O'Brien

                [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any):
                                                     ---------------------------
                OR

                [ ] VOTE WITHHELD from all nominees listed above.

         2. Ratification of selection of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2001, as more particularly described in the proxy statement dated July [13], 2001.

                  [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

         3. Approval of adoption of the 2001 High Speed Access Corp. Employee Stock Purchase Plan, as more particularly described in the proxy statement dated July [13], 2001.

                  [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

         4. Approval of amendment to Company's 1999 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder and permit the issuance of restricted stock and ratify an award previously made thereunder, as more particularly described in the proxy statement dated July [13], 2001.

                  [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

         All of the proposals set forth above are proposals of the Company. None of the proposals is related to or conditioned upon approval of any other proposal. In their discretion, the proxies are authorized to vote with respect to any other matters that may come before the meeting or any adjournments thereof.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE STOCKHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2, 3 AND 4 WITH THE DISCRETIONARY AUTHORITY SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

                    PLEASE DATE AND SIGN ON THE REVERSE SIDE.

 Dated:               , 2001
        -------------

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW

Signature
           -------------------------

           -------------------------

           -------------------------


Signature

           -------------------------

           -------------------------

           -------------------------


(Joint owners should each sign. Attorneys-in-fact, executors, administrators, custodians, partners, or corporation officers should give full title).

        PLEASE DATE, SIGN, AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                                                         ANNEX 1

                             HIGH SPEED ACCESS CORP.
                             1999 STOCK OPTION PLAN


             AS PROPOSED TO BE AMENDED AT ANNUAL SHAREHOLDER MEETING
                            TO BE HELD AUGUST 3, 2001



         1. PURPOSE. The purpose of this Plan is to strengthen the Company by providing an additional means of retaining and attracting competent management personnel and by providing to participating officers and other key employees of the Company added incentive for high levels of performance and for unusual efforts to increase the earnings of the Company through the opportunity for stock ownership offered by the Plan.

         2. DEFINITIONS. For purposes of this Plan, capitalized words and phrases shall have the following meanings:

            A. BOARD. The word "Board" means the Company's Board of Directors.

            B. CODE. The word "Code" means the Internal Revenue Code of 1986, as amended.

            C. COMMON STOCK. The term "Common Stock" means the Company's common stock, $.01 par value per share.

            D. COMPANY. The word "Company" means High Speed Access Corp., a Delaware corporation, with its principal place of business at 10901 West Toller Drive, Littleton, Colorado 80127.

            E. COMPENSATION COMMITTEE. The term "Compensation Committee" means the committee appointed by the Board to administer the Plan, pursuant to Section 4 hereof, consisting of not less than two directors of the Company appointed by the Board. If the Company is subject to the Exchange Act, no person may be a member of the Committee if he or she would fail to be [i] an "outside director", as defined in the regulations promulgated under Code Section 162(m), or [ii] a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act.

            F. DATE OF GRANT. The term "Date of Grant" means the effective date on which an Option is awarded to an Optionee, as set forth in the Option Agreement executed pursuant to Section 7 by the Optionee and by a member of the Compensation Committee on behalf of the Company; provided, however, that in the case of an ISO, the grant date shall be the later of the date on which the Compensation Committee makes the determination granting such ISO or the date of commencement of the Optionee's employment with the Company.

            G. DISABILITY. The word "Disability" means, as defined by and to be construed in accordance with Code Section 22(e)(3), any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and which renders Optionee unable to engage in any substantial gainful activity. An Optionee shall not be considered to have a Disability unless Optionee furnishes proof of the existence thereof in such form and manner, and at such time, as the Compensation Committee may require.

            H. EXCHANGE ACT. The term "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

            H1. GRANTEE. The word 'Grantee' means an eligible person to whom Restricted Stock has been granted under the Plan.

            I. ISO. The acronym "ISO" means an option to purchase Common Stock which at the time the option is granted qualifies as an incentive stock option within the meaning of Code Section 422.

            J. NSO. The acronym "NSO" means a nonstatutory stock option to purchase Common Stock which at the time the option is granted does not qualify as an ISO.

            K. OPTION. The word "Option" means an ISO or NSO.

            L. OPTION AGREEMENT. The term "Option Agreement" means an agreement between the Company and an Optionee with respect to one or more Options.

            M. OPTION PRICE. The term "Option Price" means the price to be paid for Common Stock upon the exercise of an Option granted under the Plan, in accordance with Section 7.A. hereof.

            N. OPTIONEE. The word "Optionee" means an employee to whom options have been granted under the Plan.

            O. OPTIONEE REPRESENTATIVE. The term "Optionee Representative" means the personal representative of the Optionee's estate, and after final settlement of the Optionee's estate, the successor or successors entitled thereto by law.

            P. PLAN. The word "Plan" means the High Speed Access Corp. 1999 Stock Option Plan, as set forth herein, and as amended from time to time.

            P1. RESTRICTED STOCK. The term 'Restricted Stock' means shares of the Company's Common Stock subject to specified restrictions that may be granted to eligible persons under Article 4A. of the Plan.

            P2. RESTRICTED STOCK AGREEMENT. The term 'Restricted Stock Agreement' means an agreement between the Company and a Grantee whereby the Grantee received shares of Restricted Stock.

            P3. RESTRICTED STOCK AWARD. The term 'Restricted Stock Award' means an award of Restricted Stock granted to a Grantee.

            P4. RESTRICTION PERIOD. The term 'Restriction Period' means the period of time during which shares of Common Stock granted pursuant to a Restricted Stock Award remain subject to the restrictions set forth in the applicable Restricted Stock Agreement.

            Q. SECURITIES ACT. The term "Securities Act" means the Securities Act of 1933, as amended from time to time.

            R. SUBSIDIARY. The word "Subsidiary" means, as defined in Code
Section 424(f), any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an Option under the Plan, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.

            S. TEN PERCENT SHAREHOLDER. The term "Ten Percent Shareholder" means an employee who, at the time an Option is granted, owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or of its Subsidiary or parent (within the meaning of Section 424(e) of the Code)).

         3. STOCK SUBJECT TO PLAN. Subject to adjustment as provided in Section 8 hereof, the aggregate number of shares of Common Stock which may be issued under the Plan shall not exceed ten million two hundred seventy nine thousand five hundred (10,279,500) shares. Authorized and unissued shares shall be delivered under the Plan. If any Option expires or terminates for any reason, the shares of Common Stock subject thereto shall again become available under the Plan to the extent permitted by law.

         4. ADMINISTRATION. The Compensation Committee shall have full power and authority to construe, interpret and administer the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it may deem proper and in the Company's best interests. The decision of a majority of the members of the Compensation Committee shall constitute the decision of the Compensation Committee and the Compensation Committee may act either at a meeting at which a majority of the members of the Compensation Committee are present, or by a writing signed by all of the members of the Compensation Committee. The interpretation of any provisions of the Plan by the Compensation Committee shall be final, conclusive, and binding upon all persons and the officers of the Company shall place into effect and shall cause the Company to perform its obligations under the Plan in accordance with the determinations of the Compensation Committee in administering the Plan.

         5. GRANT OF OPTIONS.

            A. COMPENSATION COMMITTEE'S AUTHORITY. Subject to the terms, provisions and conditions of the Plan, the Compensation Committee shall have exclusive jurisdiction: [i] to select the employees to whom Options shall be granted; [ii] to authorize the granting of ISOs, NSOs or a combination of ISOs and NSOs to employees; [iii] to determine the number of shares of Common Stock subject to each Option; [iv] to determine the time or times when Options will be granted, the manner in which each Option shall be exercisable, and the duration of the exercise period; [v] to fix such other provisions of the Option Agreement as it may deem necessary or desirable consistent with the terms of the Plan; and [vi] to determine all other questions relating to the administration of the Plan.

            B. $100,000 ISO EXERCISABILITY LIMITATION. Notwithstanding Section 5.A. hereof, the maximum aggregate fair market value of Common Stock (determined as of the date the Option is granted) with respect to which ISOs will first become exercisable by an Optionee in any calendar year under all ISO plans of the Company and its Subsidiaries shall not exceed $100,000. Any portion of an Option granted under the Plan in excess of the foregoing limit shall constitute a NSO.

         5A. RESTRICTED STOCK.

             A. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Compensation Committee, at any time and from time to time, may grant Restricted Stock to any eligible person in such amounts as the Compensation Committee shall determine.

             B. AWARD AGREEMENT. Each grant of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement that shall specify the Restriction Period, the number of shares of Restricted Stock granted, and such other provisions as the Compensation Committee shall determine. The Compensation Committee may impose such conditions or restrictions on any Restricted Stock as it may deem advisable, including time-based restrictions on vesting or restrictions under applicable securities laws.

             C. CONSIDERATION. The Compensation Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Stock. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 business days after the date of grant of such shares.

             D. EFFECT OF FORFEITURE. If Restricted Stock is forfeited, and if the Grantee was required to pay for such shares, the Grantee shall be deemed to have resold such Restricted Stock to the Company at a price equal to the lesser of (i) the amount paid by the Grantee for such Restricted Stock, or (ii) the fair market value of a share of Common Stock on the date of such forfeiture (determined in the manner provided for determining the fair market value per share of Common Stock set forth in Section 7.A. hereof). The Company shall pay to the Grantee the required amount as soon as is administratively practical. Such Restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Stock.

             E. ESCROW; LEGENDS. The Compensation Committee may provide that the certificates for any Restricted Stock (i) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Stock becomes nonforfeitable or is forfeited or
(ii) shall bear an appropriate legend restricting the transfer of such Restricted Stock. If any Restricted Stock become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

             F. CHANGE IN CONTROL; INVOLUNTARY TERMINATION. Article 9 of the Plan shall not be applicable to grants of Restricted Stock under this Article 5A. The disposition of Restricted Stock Awards upon a change in control or the involuntary termination of the Grantee shall be determined in accordance with the applicable Restricted Stock Award Agreement."

         6. ELIGIBILITY. Key employees of the Company and its Subsidiaries, including officers and directors of the Company or a Subsidiary, are eligible to receive Restricted Stock, ISOs and NSOs under the Plan. Key employees to whom Options or Restricted Stock may be granted under the Plan will be those selected by the Compensation Committee from time to time who, in the sole discretion of the Compensation Committee, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company and its Subsidiaries.

         7. TERMS OF OPTIONS. Each Option granted under the Plan shall be evidenced by an Option Agreement signed by the Optionee and by a member of the Compensation Committee on behalf of the Company. An Option Agreement shall constitute a binding contract between the Company and the Optionee, and every Optionee, upon acceptance of such Option Agreement, shall be bound by the terms and restrictions of the Plan and of the Option Agreement. Such agreement shall be subject to the following express terms and conditions and to such other terms and conditions that are not inconsistent with the Plan as the Compensation Committee may deem appropriate.

            A. OPTION PRICE. The Option Price per share of Common Stock shall be determined by the Compensation Committee at the time an Option is granted. The Option Price for ISOs shall be not less than: [i] the fair market value per share of Common Stock on the Date of Grant, or [ii] in the case of an ISO granted to a Ten Percent Shareholder, one hundred ten percent (110%) of the fair market value per share of Common Stock on the Date of Grant. The fair market value per share of Common Stock shall be determined by:

            [1] if the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") system, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock, for the trading day immediately preceding such given date;

            [2] if the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the trading day immediately preceding such given date; and

            [3] if the Common Stock is neither traded on the over-the-counter market nor listed on a national securities exchange, such value as the Compensation Committee, in good faith, shall determine.

            B. OPTION PERIOD. Subject to Section 7.C. hereof, each Option Agreement shall specify the period for which the Option thereunder is granted and shall provide that the Option shall expire at the end of such period. The Compensation Committee may extend such period provided that, in the case of an ISO, such extension shall not in any way disqualify the Option as an ISO without the Optionee's consent. In no case shall such period, including any such extensions, exceed ten (10) years from the Date of Grant, provided, however, that in the case of an ISO granted to a Ten Percent Stockholder, such period, including extensions, shall not exceed five (5) years from the Date of Grant.

            C. LAPSE OF ISO. An Option shall expire and no longer be exercisable at the earliest of the following times (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement):

            [1] ten (10) years from the Date of Grant;

            [2] five (5) years after the Date of Grant, if an Optionee is a Ten Percent Shareholder on the Date of Grant;

            [3] three (3) months after termination of employment with the Company or a Subsidiary for reasons other than death, Disability or discharge for cause (as determined by the Compensation Committee in its sole discretion);

            [4] one (1) year after termination of employment with the Company or a Subsidiary because of Disability;

            [5] one (1) year after the date of death if an Optionee dies [i] while employed by the Company or a Subsidiary, or [ii] within three (3) months after ceasing to be an employee of the Company or a Subsidiary; or

            [6] immediately upon termination of employment through discharge for cause, as determined by the Compensation Committee in its sole discretion.

            D. EXERCISE PERIOD. Each Option granted under Section 5 hereof shall be exercisable at such time or times and under such conditions as the Committee shall determine and set forth in the Option Agreement, based on such factors as the Committee, in its sole discretion, shall determine.

If an installment covers a fractional share, such installment shall be rounded off to the next highest share, except for the final installment, which will be for the balance of the total Optioned shares.

            E. LEAVES OF ABSENCE. The Compensation Committee may, in its discretion, treat all or any portion of any period during which an Optionee is on military or on an approved leave of absence from the Company or a Subsidiary as a period of employment of the Optionee by the Company or Subsidiary for purposes of accrual of the Optionee's rights under the Plan. Notwithstanding the foregoing, if a leave of absence exceeds ninety (90) days and reemployment is not guaranteed by contract or statute, the Optionee's employment by the Company or a Subsidiary for the purposes of the Plan shall be deemed to have terminated on the 91st day of the leave.

            F. MANNER OF EXERCISE. To exercise an Option, the Optionee shall deliver to the Company: [i] seven (7) days' prior written notice specifying the number of shares as to which the Option is being exercised and, if determined by counsel for the Company to be necessary, representing that such shares are being acquired for investment purposes only and not for purpose of resale or distribution; and [ii] payment by the Optionee, or a broker-dealer (as provided in Section 7.G. hereof), for such shares of the Option Price for the number of shares with respect to which the Option is exercised. On or before the expiration of the seven (7) day notice period, and provided that all conditions precedent contained in the Plan are satisfied, the Company shall, without transfer or issuance tax or other incidental expenses to Optionee, deliver to Optionee, at the offices of the Company, or at such other place as may be mutually acceptable, or, at the election of the Company, by certified mail addressed to Optionee at Optionee's address as shown in the records of the Company, a certificate or certificates for the Common Stock. Options are exercisable only in whole shares, and fractional share interests shall be treated in the manner described in Section 7.D. If Optionee fails to accept delivery of the Common Stock, the Optionee's rights to exercise the applicable portion of the Option shall terminate.

            G. PAYMENT FOR SHARES. Except as otherwise provided in this Section 7, the Option Price for the Common Stock shall be paid in full when the Option is exercised. Subject to such rules as the Committee may impose and the terms of the Option Agreement, the Option Price may be paid in whole or in part [i] in cash, [ii] by certified or cashier's check, [iii] in whole shares of Common Stock owned by the Optionee evidenced by negotiable certificates, [iv] by such other consideration as shall constitute lawful consideration for the issuance of Common Stock and be approved by the Committee (including without limitation, assurance satisfactory to the Committee from a broker registered under the Exchange Act of the delivery of the proceeds of an imminent sale of the Common Stock to be issued pursuant to the exercise of such Option, such sale to be made at the direction of the Optionee), or [v] by a combination of such methods of payment. If payment of the Option Price is made in Common Stock, the value of the Common Stock used for payment of the Option Price shall be the fair market value of the Common Stock, determined in accordance with Section 7.A. hereof, on the business day preceding the day written notice of exercise is delivered to the Company.

            H. ISOS. Each Option Agreement which provides for the grant of an ISO shall contain such terms and provisions as the Compensation Committee deems necessary or desirable to qualify such Option as an ISO within the meaning of Code Section 422.

            I. TRANSFERABILITY OF OPTIONS. During Optionee's lifetime, the Option shall be exercisable only by Optionee, and neither the Option nor any right hereunder shall be transferable except by will or by the laws of descent and distribution. The Option may not be subject to execution or other similar process. If Optionee attempts to alienate, assign, pledge, hypothecate or otherwise dispose of the Option or any of Optionee's rights hereunder, except as provided herein, or in the event of any levy, attachment, execution or similar process upon the rights or interests hereby conferred, the Company may, in its sole and absolute discretion, terminate the Option by notice to Optionee and it shall thereupon become null and void.

         8. ADJUSTMENT OF SHARES. In the event of capital adjustment after the effective date of the Plan in the Common Stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger or consolidation, or any other change (after the effective date of the Plan) in the nature or number of shares of Common Stock of the Company, a proportionate adjustment shall be made in the maximum number and kind of shares which may be delivered under the Plan, and in the Option Price under and the number and kind of shares of Common Stock covered by outstanding Options granted under the Plan and in the number of shares subject to outstanding Restricted Stock Awards. By virtue of such a capital adjustment, the price of any share under Option shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any such Option. No fractional shares shall become available for Options as a result of such adjustments. Such determination by the Compensation Committee shall be conclusive.

         9. CHANGE IN CONTROL.

            A. ASSUMPTION OR REPLACEMENT OF OPTIONS BY SUCCESSOR. In the event of [i] a dissolution or liquidation of the Company, [ii] a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a re-incorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on Optionees), [iii] a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interests in the Company, [iv] the sale of substantially all of the assets of the Company; or [v] the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (any of the foregoing shall be referred to herein as a "Corporate Transaction"), any or all outstanding Options may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Optionees. In the alternative, the successor corporation may substitute equivalent Options or provide substantially similar consideration to Optionees as was provided to stockholders (after taking into account the existing provisions of the Options). In the event such successor corporation (if any) refuses to assume or substitute such Options, as provided above, pursuant to a Corporate Transaction described in this Subsection 9.A., at the discretion of the Compensation Committee, the vesting of such Options through and as of the Optionee's next vesting date may accelerate and become exercisable prior to the consummation of such Corporate Transaction at such times and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the Corporate Transaction, they shall terminate in accordance with the provisions of this Plan. A Corporate Transaction shall not include the acquisition, directly or indirectly, of beneficial ownership of more than fifty percent (50%) of the outstanding shares of the Company, by Vulcan Ventures, Incorporated or any affiliate of Vulcan Ventures, Incorporated (as such term is defined under the Securities Act, and the rules and regulations promulgated thereunder).

            B. OTHER TREATMENT OF OPTIONS. Subject to any greater rights granted to Optionees under the foregoing provisions of this Section 9, in the event of the occurrence of any transaction described in Subsection 9.A., any outstanding Options will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

            C. ASSUMPTION OF OPTIONS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; [i] granting Options under this Plan in substitution of such other company's award; or [ii] assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Option granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Option under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

         10. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. Upon the exercise of an Option at a time when there is not in effect a registration statement under the Securities Act and any applicable state securities laws (the "Securities Laws") relating to the shares of Common Stock issuable upon exercise thereof and available for delivery a prospectus meeting the requirements of the Securities Laws, the shares of Common Stock may be issued only if the Optionee or Optionee Representative represents and warrants in writing to the Company that the shares being purchased are being acquired for investment and not with a view to the distribution thereof. The shares of the Common Stock shall contain such legends or other restrictive endorsements as counsel for the Company shall deem necessary or proper. No shares of Common Stock shall be purchased upon the exercise of any Option unless and until there shall have been satisfied any applicable requirements of the Securities and Exchange Commission or other regulatory agencies having jurisdiction and of any exchanges upon which stock of the Company may be listed.

         11. NO RIGHTS AS SHAREHOLDER. No Optionee or Optionee's Representative shall have any rights as a shareholder with respect to Common Stock subject to Optionee's Option before the date of transfer to the Optionee of a certificate or certificates for such shares.

         12. NO RIGHTS TO CONTINUED EMPLOYMENT. The Plan and any Option or Restricted Stock granted under the Plan shall not confer upon any Optionee or Grantee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary by which an Optionee or Grantee is employed to terminate Optionee's or Grantee's employment at any time.

         13. TERMINATION. The Plan shall terminate on March 10, 2009, ten (10) years from the earlier of the date it was adopted by the Board or approved by the shareholders of the Company, and may be terminated at any earlier time by the Compensation Committee. No Option or Restricted Stock Award shall be granted after termination of the Plan. Termination of the Plan, however, shall not affect the validity of any Option or Restricted Stock Award theretofore granted under the Plan.

         14. AMENDMENT. The Board shall have the right, at any time, to amend, suspend or terminate the Plan in any respect that it may deem to be in the best interests of the Company, except that, without approval by shareholders of the Company holding not less than a majority of the votes represented and entitled to be voted at a duly held meeting of the Company's shareholders, no amendment shall be made if shareholder approval is required by applicable law, rule or regulation, including, without limitation, Securities and Exchange Commission Rule 16b-3 and Code Sections 162(m) or 422. No amendment of the Plan, however, may, without the consent of the Optionee or Optionee Representative, make any changes in any outstanding Option theretofore granted under the Plan which would adversely affect the rights of such Optionee or Optionee Representative or that would adversely alter the terms of a Grantee's Restricted Stock Agreement.

         15. TAX WITHHOLDING. Upon the exercise of any Option granted under the Plan, or upon the disposition of any Common Stock acquired by the exercise of an ISO granted under the Plan within two (2) years from the Date of Grant or one
(1) year after such Common Stock is transferred to the Optionee, the Company shall have the right to require Optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements, or, alternatively, the Company shall have the right to retain Common Stock otherwise payable to the Optionee pursuant to exercise of an Option in an amount sufficient to satisfy such withholding requirements, before the delivery to the Optionee of any certificate(s) for shares of Common Stock.

         16. GOVERNING LAW. This Plan and the Option Agreements entered into under the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

         17. EFFECTIVE DATE. The effective date of the Plan shall be March 10, 1999.